UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES


                  Investment Company Act File Number 811-04010

                                 OCM MUTUAL FUND
                                 ---------------
               (Exact name of registrant as specified in charter)

                               1536 Holmes Street
                           Livermore, California 94550
               (Address of principal executive offices) (Zip code)


                                Gregory M. Orrell
                         Orrell Capital Management, Inc
                               1536 Holmes Street
                           Livermore, California 94550
                     (Name and address of agent for service)

        Registrant's telephone number, including area code: (925)455-0802
                                                            -------------

                      Date of fiscal year end: NOVEMBER 30
                                               -----------
                   Date of reporting period: NOVEMBER 30, 2004
                                             -----------------

ITEM 1.  REPORTS TO STOCKHOLDERS.


                                                                [PIA LOGO]


                                                             PIA MUTUAL FUND

                                                            - PIA SHORT-TERM
                                                          GOVERNMENT SECURITIES

                                                         - PIA TOTAL RETURN BOND

                                                               - PIA EQUITY












                                                               ANNUAL REPORT
                                                             NOVEMBER 30, 2004

Dear Shareholder:

We are pleased to provide you with this annual report for the period ended November 30, 2004 for the following series of the PIA Mutual Funds for which Pacific Income Advisers is the adviser: the Short-Term Government Securities Fund, the Total Return Bond Fund, and the Equity Fund.

During the 12 months ended November 30, 2004, the returns, including the reinvestment of dividends and capital gains, were as follows:

        PIA Short-Term Government Securities Fund               1.33%

        PIA Total Return Bond Fund                              2.94%

        PIA Equity Fund                                       (11.58)%

The economic recovery continues along with corporate profits. Inflation remains subdued in spite of sizable moves in commodity prices. The Federal Deficit rose to over $400 billion which will increase the size of treasury auctions and put upward pressure on rates. The U. S. dollar declined close to the lowest level in a decade. Geopolitical risk is still a concern. The Federal Reserve began to tighten monetary policy in June by raising the funds rate from a multi decade low of 1.0 % to 2.0% by November. It is anticipated that the Federal Reserve will continue tightening monetary policy into 2005. Yields on 2 and 5 year treasury bonds rose 95 and 33 basis points respectively. The longer end of the treasury yield curve actually declined by 12 basis points in yield.

The Short Term Government outperformed the Merrill Lynch 1-year Treasury Note Index which was up 0.97% for the period. The allocation to shorter average life floating rate securities helped the rate of return.

The Total Return Bond Fund's return was less than the Lehman Aggregate Bond Index, which was up 4.44%, primarily due to selective corporate and asset backed bonds that underperformed in the first several months of the year. These same bonds had helped the Fund's rate of return the prior year and were sold or reduced during the recent year.

The Equity Fund underperformed the index mainly due to an overweighting in technology early in the year and an underweighting of energy and basic materials for most of the year. The S&P Small Cap 600 Index increased by 22.13% and S&P 500 by 12.86% during the year. The Fund had generated a return of 38.94% during the prior year.

Please take a moment to review your fund(s)' statement of assets and the results of operations for the one year period ended November 30. We look forward to reporting to you again in mid 2005.





/S/ LLOYD MCADAMS
------------------
Lloyd McAdams
Chairman of the Board

                                 PIA MUTUAL FUND
                  SCHEDULES OF INVESTMENTS - NOVEMBER 30, 2004


PIA SHORT-TERM GOVERNMENT
SECURITIES FUND
--------------------------------------------------------------------------------
PRINCIPAL AMOUNT                                                         VALUE
--------------------------------------------------------------------------------

MORTGAGE-BACKED SECURITIES 37.3%
PRIVATE 0.3%
$  153,529     Prudential Home Mortgage Securities
               7.50%, due 3/25/08 ...............................     $  154,958
                                                                      ----------

U.S. GOVERNMENT AGENCIES 37.0%
    93,197     FHLMC ARM Pool 755204 3.336%, due 8/1/15* ........         95,534
    78,773     FHLMC ARM Pool 845113 3.781%, due 2/1/22* ........         81,044
   118,478     FHLMC ARM Pool 635206 3.832%, due 10/1/22* .......        121,260
    55,458     FHLMC ARM Pool 845755 3.815%, due 6/1/23* ........         57,132
    32,544     FHLMC ARM Pool 609231 3.476%, due 2/1/24* ........         34,029
 1,864,988     FHLMC ARM Pool 785726 4.075%, due 1/1/25* ........      1,914,606
 1,112,030     FHLMC ARM Pool 1C0009 3.113%, due 2/1/32* ........      1,107,211
 1,243,391     FHLMC ARM Pool 180668 3.969%, due 1/1/33* ........      1,247,335
   107,151     FHLMC Series 2504 L 5.50%, due 3/15/15 ...........        107,277
   397,588     FNMA Pool 252500 5.50%, due 6/1/06 ...............        403,415
    97,928     FNMA Pool 415842 11.00%, due 1/1/13 ..............        107,921
    17,286     FNMA Series 2002-1 HA 7.00%, due 7/25/20 .........         17,283
   204,495     FNMA ARM Pool 555206 3.61%, due 7/1/25* ..........        209,831
 1,126,690     FNMA ARM Pool 424953 4.011%, due 7/1/27* .........      1,146,608
   710,953     FNMA ARM Pool 556438 3.504%, due 3/1/28* .........        731,524







                                 PIA MUTUAL FUND
                  SCHEDULES OF INVESTMENTS - NOVEMBER 30, 2004


PIA SHORT-TERM GOVERNMENT
SECURITIES FUND (CONTINUED)
--------------------------------------------------------------------------------
PRINCIPAL AMOUNT                                                         VALUE
--------------------------------------------------------------------------------

U.S. GOVERNMENT AGENCIES (CONTINUED)
$  632,098     FNMA ARM Pool 508399 4.415%, due 6/1/29* .........     $  654,400
   886,303     FNMA ARM Pool 562912 3.998%, due 4/1/30* .........        902,945
   551,690     FNMA ARM Pool 556824 4.126%, due 8/1/30* .........        575,792
   205,526     FNMA ARM Pool 551038 4.349%, due 9/1/30* .........        213,246
   873,795     FNMA ARM Pool 670317 3.781%, due 10/1/30* ........        910,855
   202,899     FNMA ARM Pool 592745 5.55%, due 7/1/31* ..........        210,481
   130,098     FNMA ARM Pool 597196 4.191%, due 9/1/31* .........        131,324
   359,228     FNMA ARM Pool 610547 5.305%, due 11/1/31* ........        371,006
   409,107     FNMA ARM Pool 629098 4.893%, due 4/1/32* .........        423,717
   131,023     FNMA ARM Pool 656345 4.127%, due 7/1/32* .........        134,619
   762,062     FNMA ARM Pool 670257 4.308%, due 2/1/33* .........        778,874
    46,195     GNMA II ARM Pool 8871 4.625%, due 11/20/21* ......         47,142
   303,556     GNMA II ARM Pool 8062 4.625%, due 10/20/22* ......        308,986
   747,183     GNMA II ARM Pool 80011 4.625%, due 11/20/26* .....        761,520
   158,019     GNMA II ARM Pool 80013 4.625%, due 11/20/26* .....        161,551
    95,418     GNMA II ARM Pool 80021 4.625%, due 12/20/26* .....         97,553
    50,198     GNMA II ARM Pool 80029 3.375%, due 1/20/27* ......         51,127
   724,294     GNMA II ARM Pool 80094 3.75%, due 7/20/27* .......        732,377













                        See notes to financial statements
                                      - 2 -


                                 PIA MUTUAL FUND
                  SCHEDULES OF INVESTMENTS - NOVEMBER 30, 2004


PIA SHORT-TERM GOVERNMENT
SECURITIES FUND (CONTINUED)
--------------------------------------------------------------------------------
PRINCIPAL AMOUNT                                                         VALUE
--------------------------------------------------------------------------------

U.S. GOVERNMENT AGENCIES (CONTINUED)
$ 1,012,553    GNMA II ARM Pool 80104 3.75%, due 8/20/27* .......    $ 1,024,574
     48,003    GNMA II ARM Pool 80122 4.625%, due 10/20/27* .....         48,933
    417,750    GNMA II ARM Pool 80154 3.375%, due 1/20/28* ......        424,232
  1,225,980    GNMA II ARM Pool 80331 4.50%, due 10/20/29* ......      1,247,755
    274,919    GNMA II ARM Pool 80344 4.00%, due 11/20/29* ......        281,124
                                                                     -----------
                                                                      17,876,143
                                                                     -----------

TOTAL MORTGAGE-BACKED SECURITIES
               (cost $18,101,015) ...............................     18,031,101
                                                                     -----------

U.S. GOVERNMENT AGENCIES AND
  INSTRUMENTALITIES 30.7%

U.S. GOVERNMENT AGENCIES 12.8%
  2,000,000    FHLB 4.125%, due 1/14/05 .........................      2,004,226
  1,500,000    FHLB 2.875%, due 9/15/06 .........................      1,494,808
  2,700,000    FNMA 2.625%, due 11/15/06 ........................      2,671,250
                                                                     -----------
                                                                       6,170,284
                                                                     -----------

U.S. TREASURY NOTES 17.9%
  4,000,000    U.S. Treasury Note 2.50%, due 9/30/06 ............      3,967,344
  1,620,000    U.S. Treasury Note 2.75%, due 6/30/06 ............      1,616,962







PIA SHORT-TERM GOVERNMENT
SECURITIES FUND (CONTINUED)
--------------------------------------------------------------------------------
PRINCIPAL AMOUNT                                                         VALUE
--------------------------------------------------------------------------------

U.S. TREASURY NOTES (CONTINUED)
$ 3,000,000    U.S. Treasury Note 5.75%, due 11/15/05 ...........    $ 3,087,072
                                                                     -----------
                                                                       8,671,378
                                                                     -----------

TOTAL U.S. GOVERNMENT AGENCIES
  AND INSTRUMENTALITIES
               (cost $14,876,441) ...............................     14,841,662
                                                                     -----------

SHORT-TERM INVESTMENTS 35.1%
  1,550,000    FNMA Discount Note Zero coupon bond to yield
                 1.89%, due 12/1/04 .............................      1,550,000
  6,300,000    FNMA Discount Note Zero coupon bond to yield
                 2.00%, due 12/8/04 .............................      6,297,550
  6,600,000    FNMA Discount Note Zero coupon bond to yield
                 2.00%, due 12/15/04 ............................      6,594,867
     23,690    First American Treasury Obligations Fund .........         23,690
  2,506,000    U.S. Bank, N.A. repurchase agreement,
                 1.45%, dated 11/30/04, due 12/1/04,
                 repurchase price $2,506,101
                 (collateralized by FHLMC Pool
                 C01528, 5.00%, due 4/1/33) .....................      2,506,000
                                                                     -----------

TOTAL SHORT-TERM INVESTMENTS
              (cost $16,972,107) ................................     16,972,107
                                                                     -----------

TOTAL INVESTMENTS
              (cost $49,949,563) .......................103.1%        49,844,870
LIABILITIES LESS OTHER ASSETS .......................... (3.1)%       (1,494,989)
                                                                     -----------
NET ASSETS .............................................100.0%       $48,349,881
                                                                     ===========

------
*     Variable rate note. Rate shown reflects the rate in effect at November 30,
      2004.



                        See notes to financial statements
                                      - 3 -


                                 PIA MUTUAL FUND
                  SCHEDULES OF INVESTMENTS - NOVEMBER 30, 2004


PIA TOTAL RETURN
BOND FUND
--------------------------------------------------------------------------------
PRINCIPAL AMOUNT                                                          VALUE
--------------------------------------------------------------------------------

ASSET-BACKED SECURITIES 2.4%
$111,779     Aames Mortgage Trust 5.97%, due 8/25/31* .............     $115,143
 230,417     California Infrastructure PG&E-1
               6.42%, due 9/25/08 .................................      237,486
                                                                     -----------

TOTAL ASSET-BACKED SECURITIES
             (cost $344,995) ......................................      352,629
                                                                     -----------

CORPORATE BONDS & NOTES 25.6%
AEROSPACE / DEFENSE 3.2%
 150,000     Boeing Capital Corp. 5.75%, due 2/15/07 ..............      157,116
 175,000     Lockheed Martin Corp. 8.20%, due 12/1/09 .............      206,025
  94,000     Raytheon Co. 6.75%, due 8/15/07 ......................      101,650
                                                                     -----------
                                                                         464,791
                                                                     -----------

AUTO MANUFACTURERS 1.0%
  65,000     DaimlerChrysler NA Holding Corp. .....................
               8.50%, due 1/18/31 .................................       78,638
  70,000     Ford Motor Co. 7.45%, due 7/16/31 ....................       68,293
                                                                     -----------
                                                                         146,931
                                                                     -----------

BANKS 1.1%
 150,000     Bank of America Corp. 4.75%, due 10/15/06 ............      153,858
                                                                     -----------

DIVERSIFIED FINANCIAL SERVICES 2.4%
 150,000     Citigroup, Inc. 5.00%, due 3/6/07 ....................      155,002
 170,000     Morgan Stanley 6.60%, due 4/1/12 .....................      188,057
                                                                     -----------
                                                                         343,059
                                                                     -----------






PIA TOTAL RETURN
BOND FUND
--------------------------------------------------------------------------------
PRINCIPAL AMOUNT                                                          VALUE
--------------------------------------------------------------------------------
DIVERSIFIED MANUFACTURING 1.6%
$200,000     Tyco International Group SA 6.75%, due 2/15/11 .......     $223,767
                                                                     -----------

ELECTRIC 0.7%
  90,000     Southern California Edison Co. 6.65%, due 4/1/29 .....       98,072
                                                                     -----------

FOOD 0.6%
  75,000     Albertson's, Inc. 7.45%, due 8/1/29 ..................       85,664
                                                                     -----------

MEDIA 3.3%
 190,000     Belo Corp. 8.00%, due 11/1/08 ........................      214,497
  85,000     Time Warner, Inc. 7.625%, due 4/15/31 ................       99,913
 150,000     Viacom, Inc. 5.625%, due 5/1/07 ......................      157,090
                                                                     -----------
                                                                         471,500
                                                                     -----------

MINING 1.2%
 160,000     Alcoa, Inc. 6.50%, due 6/1/11 ........................      178,468
                                                                     -----------

REAL ESTATE INVESTMENT TRUST 4.5%
 200,000     EOP Operating LP 7.00%, due 7/15/11 ..................      224,136
 175,000     Health Care Property Investors, Inc.
               6.45%, due 6/25/12 .................................      187,900
 205,000     Prologis Trust 7.625%, due 7/1/17 ....................      239,654
                                                                     -----------
                                                                         651,690
                                                                     -----------


                        See notes to financial statements
                                      - 4 -


                                 PIA MUTUAL FUND
                  SCHEDULES OF INVESTMENTS - NOVEMBER 30, 2004


PIA TOTAL RETURN
BOND FUND (CONTINUED)
--------------------------------------------------------------------------------
PRINCIPAL AMOUNT                                                          VALUE
--------------------------------------------------------------------------------

RETAIL 1.6%
$  200,000    Staples, Inc. 7.375%, due 10/1/12 ..................    $  231,151
                                                                      ----------

SAVINGS & LOANS 1.3%
   180,000    Washington Mutual, Inc. 4.375%, due 1/15/08 ........       182,758
                                                                      ----------

TELECOMMUNICATIONS 3.1%
    97,000    Comcast Cable Communications Holdings, Inc. ........
                8.375%, due 3/15/13 ..............................       117,706
   150,000    Bellsouth Capital Funding 7.875%, due 2/15/30 ......       180,338
   130,000    Verizon Global Funding Corp. 7.75%, due 12/1/30 ....       156,681
                                                                      ----------
                                                                         454,725
                                                                      ----------

TOTAL CORPORATE BONDS & NOTES
              (cost $3,543,375) ..................................     3,686,434
                                                                      ----------

MORTGAGE-BACKED SECURITIES 34.5%
COLLATERALIZED MORTGAGE OBLIGATIONS 3.6%
    91,312    Blackrock Capital Financial L.P. ...................
                1.87%, due 3/25/37*++ ............................        90,711
   241,583    FDIC Remic Trust 7.25%, due 5/25/26 ................       241,734
   183,890    Merrill Lynch Mortgage Investors, Inc. .............
                6.80%, due 6/15/21* ..............................       187,262
                                                                      ----------
                                                                         519,707
                                                                      ----------





PIA TOTAL RETURN
BOND FUND
--------------------------------------------------------------------------------
PRINCIPAL AMOUNT                                                          VALUE
--------------------------------------------------------------------------------


U.S. GOVERNMENT MORTGAGE-BACKED SECURITIES 30.9%
$  845,618    FHLMC Pool B10834 4.50%, due 11/1/18 ...............    $  842,142
   360,397    FHLMC Pool B11934 4.50%, due 1/1/19 ................       358,915
   543,749    FHLMC Pool G08004 5.00%, due 8/1/34 ................       537,832
   349,627    FHLMC Pool A27698 5.00%, due 10/1/34 ...............       345,822
    27,635    FHLMC Series 1387 S 7.569%, due 10/15/07*+ .........           891
   100,000    FHLMC Series 1704 E 6.50%, due 3/15/09 .............       104,140
    40,614    FHLMC Series 1424 S 7.519%, due 11/15/22*+ .........         4,602
   461,060    FNMA Pool 555285 6.00%, due 3/1/33 .................       476,281
 1,175,254    FNMA Pool 748710 5.50%, due 10/1/33 ................     1,191,134
       498    FNMA Series 1992-12 SA 11.59%, due 1/25/22* ........           542
    47,177    GNMA Pool 503603 7.00%, due 4/15/29 ................        50,243
   527,539    GNMA Pool 623405 5.50%, due 3/15/34 ................       537,335
                                                                      ----------
                                                                       4,449,879
                                                                      ----------

TOTAL MORTGAGE-BACKED SECURITIES
              (cost $4,973,289) ..................................     4,969,586
                                                                      ----------













                        See notes to financial statements
                                      - 5 -


                                 PIA MUTUAL FUND
                  SCHEDULES OF INVESTMENTS - NOVEMBER 30, 2004


PIA TOTAL RETURN
BOND FUND (CONTINUED)
--------------------------------------------------------------------------------
PRINCIPAL AMOUNT                                                          VALUE
--------------------------------------------------------------------------------

U.S. GOVERNMENT AGENCIES AND
      INSTRUMENTALITIES 15.4%

U.S. GOVERNMENT AGENCIES 4.2%
$  600,000    FNMA 4.625%, due 10/15/13 ..........................    $  599,330

U.S. TREASURY BONDS 5.3%
   305,000    U.S. Treasury Bond 5.375%, due 2/15/31 .............       321,108
   330,000    U.S. Treasury Bond 8.125%, due 8/15/19 .............       443,966
                                                                      ----------
                                                                         765,074
                                                                      ----------

U.S. TREASURY NOTES 5.9%
   860,000    U.S. Treasury Note 2.00%, due 5/15/06 ..............       850,224
                                                                      ----------

TOTAL U.S. GOVERNMENT AGENCIES
      AND INSTRUMENTALITIES
               (cost $2,231,427) .................................     2,214,628
                                                                      ----------

RIGHTS 0.0%
         1    Global Crossing North America, Inc.
              Liquidating Trust (OMEGA) (cost $0) ................         --
                                                                      ----------




PIA TOTAL RETURN
BOND FUND (CONTINUED)
--------------------------------------------------------------------------------
PRINCIPAL AMOUNT                                                          VALUE
--------------------------------------------------------------------------------

SHORT-TERM INVESTMENTS 21.5%
$   24,566    First American Treasury Obligations Fund ...........    $   24,566
   383,000    U.S. Bank, N.A. repurchase agreement,
              1.45%, dated 11/30/04, due 12/1/04,
              repurchase price $383,015
              (collateralized by FHLMC Pool C01528,
              5.00%, due 04/1/33) ................................       383,000
 2,700,000    U.S. Treasury Bill, due 2/24/05 ....................     2,686,230
                                                                      ----------

TOTAL SHORT-TERM INVESTMENTS
     (cost $3,093,796) ...........................................     3,093,796
                                                                      ----------

TOTAL INVESTMENTS
     (cost $14,186,882) .................................... 99.4%    14,317,073
OTHER ASSETS LESS LIABILITIES ..............................  0.6%        86,320
                                                                      ----------
TOTAL NET ASSETS ........................................... 100.0% $ 14,403,393
                                                                    ============

*        Variable rate note. Rate shown reflects the rate in effect at November
         30, 2004.
(OMEGA)  Valued at fair value in accordance with procedures established by the
         Fund's Board of Trustees.
+        Interest only security.
++       Security was purchased August 17, 1999 under Rule 144A of the
         Securities Act of 1933. As of November 30, 2004, the security had a cost of $90,711 and a value of $87,545 (0.6% of net assets).




                        See notes to financial statements
                                      - 6 -


                                 PIA MUTUAL FUND
                  SCHEDULES OF INVESTMENTS - NOVEMBER 30, 2004



PIA EQUITY FUND
--------------------------------------------------------------------------------
SHARES                                                                   VALUE
--------------------------------------------------------------------------------

COMMON STOCKS 95.7%
AUTO PARTS & EQUIPMENT 3.1%
   7,000       China Yuchai International Ltd.* .................       $111,580
                                                                      ----------

BIOTECHNOLOGY 3.7%
  18,600       CryoLife, Inc.* ..................................        132,432
                                                                      ----------

CHEMICALS 2.1%
   2,000       Cabot Corp. ......................................         75,300
                                                                      ----------

COAL 7.8%
   3,000       Arch Coal, Inc. ..................................        114,600
   2,000       Peabody Energy Corp. .............................        166,000
                                                                      ----------
                                                                         280,600
                                                                      ----------

COMMERCIAL SERVICES 2.3%
   5,000       SOURCECORP, Inc.* ................................         83,150
                                                                      ----------

COMPUTERS 5.0%
   8,500       Dot Hill Systems Corp.* ..........................         56,100
   8,000       M-Systems Flash Disk Pioneers Ltd.* ..............        126,880
                                                                      ----------
                                                                         182,980
                                                                      ----------

DIVERSIFIED FINANCIAL SERVICES 2.0%
   5,000       Education Lending Group, Inc.* ...................         70,300
                                                                      ----------

ELECTRICAL COMPONENTS & EQUIPMENT 8.3%
  13,000       GrafTech International Ltd.* .....................        124,020
   1,700       Hubbell, Inc.- Class B ...........................         82,620
   3,000       Trimble Navigation Ltd.* .........................         94,710
                                                                      ----------
                                                                         301,350
                                                                      ----------



PIA EQUITY FUND (CONTINUED)
--------------------------------------------------------------------------------
SHARES                                                                   VALUE
--------------------------------------------------------------------------------
ENGINEERING 4.5%
  10,000       McDermott International, Inc.* ...................       $165,000
                                                                      ----------

ENTERTAINMENT 7.0%
   3,000       Cedar Fair, L.P. .................................         95,820
   6,500       Scientific Games Corp.* ..........................        155,350
                                                                      ----------
                                                                         251,170
                                                                      ----------

GOLD MINING 2.4%
  20,000       Golden Star Resources Ltd.* ......................         86,400
                                                                      ----------

HEALTH CARE PRODUCTS 1.4%
  11,000       North American Scientific, Inc.* .................         49,500
                                                                      ----------

INSTRUMENTS - PHARMACEUTICAL 3.1%
   3,000       Varian, Inc.* ....................................        112,350
                                                                      ----------

OIL & GAS 10.7%
   3,000       Cimarex Energy Co.* ..............................        120,540
   5,000       Forest Oil Corp.* ................................        170,150
   3,000       Maverick Tube Corp.* .............................         95,100
                                                                      ----------
                                                                         385,790
                                                                      ----------
PHARMACEUTICALS 8.2%
   4,000       Accredo Health, Inc.* ............................        108,280
   5,000       NBTY, Inc.* ......................................        130,300
   3,000       Nektar Therapeutics* .............................         56,055
                                                                      ----------
                                                                         294,635
                                                                      ----------

PHYSICAL THERAPY CENTERS 1.7%
  10,300       HEALTHSOUTH Corp.* ...............................         59,534
                                                                      ----------




                        See notes to financial statements
                                      - 7 -


                                 PIA MUTUAL FUND
                  SCHEDULES OF INVESTMENTS - NOVEMBER 30, 2004



PIA EQUITY FUND (CONTINUED)
--------------------------------------------------------------------------------
SHARES                                                                   VALUE
--------------------------------------------------------------------------------

RETAIL 5.5%
     6,000       CKE Restaurants, Inc.* .......................       $   75,060
     2,000       Jo-Ann Stores, Inc.* .........................           55,040
     2,000       Tuesday Morning Corp.* .......................           66,980
                                                                      ----------
                                                                         197,080
                                                                      ----------

SEISMIC DATA COLLECTION 3.7%
    15,000       Input/Output, Inc.* ..........................          131,550
                                                                      ----------

SOFTWARE 3.0%
    15,000       Chordiant Software, Inc.* ....................           30,750
    10,000       Sapient Corp.* ...............................           79,100
                                                                      ----------
                                                                         109,850
                                                                      ----------

STEEL 3.4%
     3,000       International Steel Group, Inc.* .............          120,990
                                                                      ----------

TELECOMMUNICATIONS 3.2%
    11,000       PTEK Holdings, Inc.* .........................          115,830
                                                                      ----------

TRANSPORTATION 3.6%
     6,100       SCS Transportation, Inc.* ....................          129,015
                                                                      ----------

TOTAL COMMON STOCKS
                 (cost $3,170,223) ............................        3,446,386
                                                                      ----------





PIA EQUITY FUND (CONTINUED)
--------------------------------------------------------------------------------
PRINCIPAL AMOUNT                                                         VALUE
--------------------------------------------------------------------------------




SHORT-TERM INVESTMENTS 2.5%
$      547       First American Treasury
                 Obligations Fund .............................       $      547
    91,000       U.S. Bank, N.A. repurchase agreement,
                 1.45%, dated 11/30/04,
                 due 12/1/04, repurchase price
                 $91,004 (collateralized  by
                 FHLMC Pool C01528, 5.00%, due 04/1/33) .......           91,000
                                                                      ----------

TOTAL SHORT-TERM INVESTMENTS
              (cost $91,547) ..................................           91,547
                                                                      ----------

TOTAL INVESTMENTS
              (cost $3,261,770) ........................  98.2%        3,537,933
OTHER ASSETS LESS LIABILITIES ..........................   1.8%           65,002
                                                                      ----------
NET ASSETS ............................................. 100.0%       $3,602,935
                                                                      ==========

*        Non-income producing security.



                        See notes to financial statements
                                      - 8 -


                                 PIA MUTUAL FUND
            STATEMENTS OF ASSETS AND LIABILITIES - NOVEMBER 30, 2004




                                                               SHORT-TERM        TOTAL
                                                               GOVERNMENT        RETURN
                                                             SECURITIES FUND    BOND FUND      EQUITY FUND
                                                             ----------------------------------------------
ASSETS:
  Investments in securities, at value (cost $49,949,563,
    $14,186,882 and $3,261,770, respectively) .............   $ 49,844,870    $ 14,317,073    $  3,537,933
  Receivable for securities sold ..........................         29,473            --            75,065
  Receivable for fund shares sold .........................           --            45,630            --
  Interest and dividends receivable .......................        163,279         109,743             324
  Due from investment adviser (Note 3) ....................         19,977          21,141          23,524
  Prepaid expenses and other assets .......................          7,870           7,549           6,831
                                                              ------------    ------------    ------------
    Total assets ..........................................     50,065,469      14,501,136       3,643,677
                                                              ------------    ------------    ------------

LIABILITIES:
  Payable for securities purchased ........................      1,635,163            --              --
  Payable for fund shares redeemed ........................            673            --             1,824
  Dividends payable .......................................         14,876          39,598            --
  Accrued distribution fees ...............................         25,333          22,372           4,009
  Accrued expenses and other liabilities ..................         39,543          35,773          34,909
                                                              ------------    ------------    ------------
    Total liabilities .....................................      1,715,588          97,743          40,742
                                                              ------------    ------------    ------------
    Net Assets ............................................   $ 48,349,881    $ 14,403,393    $  3,602,935
                                                              ============    ============    ============

NET ASSETS CONSIST OF:
  Shares of beneficial interest, no par value;
    unlimited shares authorized ...........................   $ 49,358,011    $ 16,144,861    $  3,901,785
  Undistributed net investment income .....................          3,417           8,699            --
  Undistributed net realized loss on investments ..........       (906,854)     (1,880,358)       (575,013)
  Net unrealized appreciation (depreciation) on investments       (104,693)        130,191         276,163
                                                              ------------    ------------    ------------
    Net Assets ............................................   $ 48,349,881    $ 14,403,393    $  3,602,935
                                                              ============    ============    ============

NET ASSET VALUE, OFFERING PRICE AND
  REDEMPTION PRICE PER SHARE ..............................   $      10.03    $      18.59    $      20.16
                                                              ============    ============    ============
SHARES OUTSTANDING ........................................      4,818,757         774,758         178,749
                                                              ============    ============    ============










                        See notes to financial statements
                                     - 9 -

                                 PIA MUTUAL FUND
            STATEMENTS OF OPERATIONS - YEAR ENDED NOVEMBER 30, 2004



                                                       SHORT-TERM        TOTAL
                                                       GOVERNMENT       RETURN
                                                     SECURITIES FUND   BOND FUND    EQUITY FUND
                                                     ------------------------------------------
INVESTMENT INCOME:
  Interest ........................................   $ 1,221,510    $ 1,154,381    $     2,743
  Dividends (net of foreign
    withholding taxes of $573) ....................          --             --           17,478
                                                      -----------    -----------    -----------
    Total investment income .......................     1,221,510      1,154,381         20,221
                                                      -----------    -----------    -----------

EXPENSES:
  Investment advisory fees ........................       109,165         86,406         38,297
  Fund administration and accounting fees .........        67,401         63,651         63,651
  Distribution fees ...............................        54,582         28,842         19,148
  Professional fees ...............................        33,614         33,644         33,634
  State registration fees .........................        31,590         27,558         19,892
  Transfer agent fees and expenses ................        27,796         20,016         15,501
  Custody fees ....................................        13,331         11,219         13,384
  Reports to shareholders .........................         5,915            465          2,787
  Trustees' fees ..................................         2,979          2,980          2,979
  Other expenses ..................................        12,984         11,166          2,713
                                                      -----------    -----------    -----------
    Total expenses ................................       359,357        285,947        211,986
  Less: Expense reimbursement from adviser (Note 3)      (168,319)      (149,632)      (116,244)
                                                      -----------    -----------    -----------
    Net expenses ..................................       191,038        136,315         95,742
                                                      -----------    -----------    -----------
    Net investment income (loss) ..................     1,030,472      1,018,066        (75,521)
                                                      -----------    -----------    -----------

REALIZED AND UNREALIZED LOSS ON INVESTMENTS:
  Net realized gain (loss) on investments .........       (35,308)      (782,944)        24,319
  Net change in unrealized appreciation/
    depreciation on investments ...................      (239,083)       933,995       (443,281)
                                                      -----------    -----------    -----------
    Net gain (loss) on investments ................      (274,391)       151,051       (418,962)
                                                      -----------    -----------    -----------
  Net increase (decrease) in net assets
    resulting from operations .....................   $   756,081    $ 1,169,117    $  (494,483)
                                                      ===========    ===========    ===========












                        See notes to financial statements
                                     - 10 -

                                 PIA MUTUAL FUND
                      STATEMENTS OF CHANGES IN NET ASSETS


                                                 SHORT-TERM                     TOTAL
                                                 GOVERNMENT                     RETURN
                                              SECURITIES FUND                  BOND FUND                       EQUITY FUND
                                      ---------------------------------------------------------------------------------------------
                                       Year ended      Year ended      Year ended       Year ended      Year ended      Year ended
                                         Nov. 30,       Nov. 30,        Nov. 30,          Nov. 30,        Nov. 30,        Nov. 30,
                                           2004           2003            2004              2003            2004            2003
                                      ---------------------------------------------------------------------------------------------
OPERATIONS:
  Net investment income (loss) ....   $  1,030,472    $  1,496,259    $  1,018,066    $  2,186,251    $    (75,521)   $    (45,011)
  Net realized gain (loss)
    on investments ................        (35,308)         49,059        (782,944)        261,255          24,319          31,592
  Net change in unrealized
    appreciation/depreciation
    on investments ................       (239,083)       (347,660)        933,995         (84,268)       (443,281)        986,957
  Increase from payment by
    affiliate .....................           --              --              --              --              --            12,463
                                      ------------    ------------    ------------    ------------    ------------    ------------
  Net increase (decrease) in
    net assets resulting from
    operations ....................        756,081       1,197,658       1,169,117       2,363,238        (494,483)        986,001
                                      ------------    ------------    ------------    ------------    ------------    ------------

DISTRIBUTIONS PAID TO SHAREHOLDERS:
  Dividends from net
    investment income .............     (1,344,997)     (2,042,954)     (1,054,355)     (2,341,924)           --              --
  Distributions from net
    realized gains ................           --          (140,009)     (1,247,561)     (1,033,152)           --              --
                                      ------------    ------------    ------------    ------------    ------------    ------------
  Total distributions .............     (1,344,997)     (2,182,963)     (2,301,916)     (3,375,076)           --              --
                                      ------------    ------------    ------------    ------------    ------------    ------------

FUND SHARE TRANSACTIONS:
  Net proceeds from shares sold ...     19,645,119      33,360,344      18,104,105      11,868,850         101,013         881,252
  Distributions reinvested ........      1,198,096       2,073,600       2,170,447       3,277,906            --              --
  Payment for shares redeemed .....    (41,386,074)    (37,709,903)    (43,789,774)    (35,091,670)       (350,692)     (1,859,687)
                                      ------------    ------------    ------------    ------------    ------------    ------------
  Net decrease in net assets
    from fund share transactions ..    (20,542,859)     (2,275,959)    (23,515,222)    (19,944,914)       (249,679)       (978,435)
                                      ------------    ------------    ------------    ------------    ------------    ------------
  Total increase (decrease)
    in net assets .................    (21,131,775)     (3,261,264)    (24,648,021)    (20,956,752)       (744,162)          7,566

NET ASSETS, BEGINNING OF YEAR .....     69,481,656      72,742,920      39,051,414      60,008,166       4,347,097       4,339,531
                                      ------------    ------------    ------------    ------------    ------------    ------------
NET ASSETS, END OF YEAR ...........   $ 48,349,881    $ 69,481,656    $ 14,403,393    $ 39,051,414    $  3,602,935    $  4,347,097
                                      ============    ============    ============    ============    ============    ============
UNDISTRIBUTED NET INVESTMENT INCOME   $      3,417    $     13,932    $      8,699    $     11,668    $       --      $       --
                                      ============    ============    ============    ============    ============    ============

TRANSACTIONS IN SHARES:
  Shares sold .....................      1,936,082       3,259,164         959,557         603,184           4,687          43,123
  Shares issued on reinvestment
    of distributions ..............        118,664         202,852         114,975         167,382            --              --
  Shares redeemed .................     (4,081,085)     (3,687,634)     (2,311,797)     (1,772,000)        (16,584)       (116,898)
                                      ------------    ------------    ------------    ------------    ------------    ------------
  Net decrease in shares
    outstanding ...................     (2,026,339)       (225,618)     (1,237,265)     (1,001,434)        (11,897)        (73,775)
                                      ============    ============    ============    ============    ============    ============



                        See notes to financial statements
                                     - 11 -

                                 PIA MUTUAL FUND
                NOTES TO FINANCIAL STATEMENTS - NOVEMBER 30, 2004


NOTE 1.  ORGANIZATION
         PIA Mutual Fund (the "Trust") is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Trust was organized as a Massachusetts business trust on January 6, 1984 and consists of five portfolios: the OCM Gold Fund, the PIA Equity Fund, the PIA Short-Term Government Securities Fund, the PIA Total Return Bond Fund and the PIA BBB Bond Fund (collectively, the "Funds"), each of which has separate assets and liabilities and differing investment objectives. The investment objective for each of the Funds presented herein are: the PIA Short-Term Government Securities Fund (the "Short-Term Government Fund"), to provide investors a high level of current income, consistent with low volatility of principal through investing in short-term, adjustable rate and floating rate securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities; the PIA Total Return Bond Fund (the "Total Return Bond Fund"), to maximize total return through investing in bonds while minimizing risk as compared to the market; and the PIA Equity Fund (the "Equity Fund"), long-term growth of capital.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES
         The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements.

         SECURITY VALUATION - Portfolio securities that are listed on national securities exchanges are valued at the last sale price as of the close of business of such securities exchanges, or, in the absence of recorded sales, at the average of readily available closing bid and ask prices on such exchanges. NASDAQ National Market(R) and SmallCap(R) securities are valued at the NASDAQ Official Closing Price ("NOCP"). If a NOCP is not issued for a given day, these securities are valued at the average of readily available closing bid and ask prices. Unlisted securities are valued at the average of the quoted bid and ask prices in the over-the-counter market. Debt securities (other than short-term obligations maturing in sixty days or less), including listed issues, are valued at market on the basis of valuations furnished by an independent pricing service which utilizes both dealer-supplied valuations and formula-based techniques. Short-term investments which mature in less than 60 days are valued at amortized cost (unless the Board of Trustees determines that this method does not represent fair value). Short-term investments which mature after 60 days are valued at market. Securities and other assets for which market quotations are not readily available are valued at fair value as determined in good faith by the investment adviser under procedures established by and under the general supervision and responsibility of the Trust's Board of Trustees. For each investment that is fair valued, the investment adviser considers, to the extent applicable, various factors including, but not limited to, the type of security, the financial condition of the company, comparable securities in the public market, the nature and duration of the cause for a quotation not being readily available and other relevant factors. There can be no assurance that the Fund could obtain the fair value assigned to a security if it was to sell the security at approximately the time at which the Fund determines its net asset value per share.
         REPURCHASE AGREEMENTS - The Funds may enter into repurchase agreements. A repurchase agreement transaction occurs when, at the time a Fund purchases a security, the Fund agrees to resell it to the vendor (normally a commercial bank or a broker-dealer) on an agreed upon date in the future. On a daily basis, the Funds' custodian monitors the value of the collateral, including accrued interest, to ensure it is at least equal to the amount owed to the Funds under each repurchase agreement. All collateral is held by the Funds' custodian.
         FEDERAL INCOME TAXES - It is the Funds' policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to shareholders. Therefore, no provision for income taxes has been recorded.
         EXPENSES - Each Fund is charged for those expenses that are directly attributable to the Fund, such as investment advisory and custodian fees. Expenses that are not directly attributable to a Fund are typically allocated among the Funds in proportion to their respective net assets.
         SECURITIES TRANSACTIONS AND INVESTMENT INCOME - Securities transactions are accounted for on a trade date basis. Discounts and premiums on securities purchased are amortized over the life of the respective security. Realized gains and losses on sales of securities are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis.
         DISTRIBUTIONS TO SHAREHOLDERS - Distributions to shareholders are recorded on the ex-dividend date. The Short-Term Government Fund and the Total Return Bond Fund each distribute substantially all net investment income monthly and all net realized gains annually. The Equity Fund distributes substantially all of its net investment income and its net realized gains annually. The amount and character of income and net realized gains to be distributed are determined in accordance with federal income tax rules and regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent that these differences are attributable to permanent book and tax accounting differences, the components of net assets have been adjusted.
         GUARANTEES AND INDEMNIFICATIONS - In the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds' maximum exposure under these arrangements is unknown as this would involve future claims against the Funds that have not yet occurred. Based on experience, the Funds expect the risk of loss to be remote.

                                 PIA MUTUAL FUND
          NOTES TO FINANCIAL STATEMENTS - NOVEMBER 30, 2004 (CONTINUED)


         USE OF ESTIMATES - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

NOTE 3. INVESTMENT ADVISORY AGREEMENT
         The Funds have investment advisory agreements with Pacific Income Advisers, Inc. ("PIA") whereby each Fund pays PIA a fee, computed daily and payable monthly. The Short-Term Government Fund and the Total Return Bond Fund pay fees calculated at an annual rate of 0.20% and 0.30%, respectively, of their average daily net assets. The Equity Fund pays fees calculated at the following annual rate based upon its average daily net assets:

                    ASSETS                              FEE RATE
                    ------                              --------
                $0 to $50 million                        1.000%
                $50 million to $75 million               0.875%
                $75 million to $100 million              0.750%
                $100 million to $150 million             0.625%
                $150 million to $250 million             0.500%
                Over $250 million                        0.375%

         For the year ended November 30, 2004, PIA voluntarily agreed to limit the total expenses of the Short-Term Government Fund and the Equity Fund to an annual rate of 0.35% and 2.50%, respectively, of average daily net assets. For the period December 1, 2003 to March 28, 2004, PIA voluntarily agreed to limit the total expenses of the Total Return Bond Fund to an annual rate of 0.45% of average daily net assets. Beginning March 29, 2004, PIA voluntarily agreed to limit the total expenses of the Total Return Bond Fund to 0.50% of average daily net assets.

NOTE 4.  DISTRIBUTION AGREEMENT AND PLAN
         The Trust has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended. The Plan authorizes each of the Funds to reimburse the distributor for marketing expenses incurred in distributing shares of the Fund, including the cost of printing sales material and making payments to dealers in the Fund's shares, in any fiscal year, subject to a limit of 0.10% of average daily net assets for the Short-Term Government Fund, 0.10% of average daily net assets for the Total Return Bond Fund and 0.50% of average daily net assets for the Equity Fund.
         Syndicated Capital, Inc. serves as the Distributor of each Fund's shares. The President and sole shareholder of the Distributor is also a Trustee of the Trust. During the year ended November 30, 2004, the Distributor earned $30,409, $8,817 and $613 from commissions on sales of the Short-Term Government Fund's, Total Return Bond Fund's and the Equity Fund's capital stock, respectively.

NOTE 5. PURCHASES AND SALES OF SECURITIES
         Purchases and sales of investment securities (excluding short-term securities and U.S. government obligations) for the year ended November 30, 2004 were:

                                          Purchases           Sales
                                          ---------           -----
        Short-Term Government Fund .... $ 5,666,474     $   18,633,583
        Total Return Bond Fund ........  18,463,793         23,340,929
        Equity Fund ...................   4,598,473          4,496,312

         Purchases and sales of U.S. government obligations for the year ended November 30, 2004 were:

                                         Purchases            Sales
                                         ---------            -----
        Short-Term Government Fund      $ 3,993,633      $   2,000,000
        Total Return Bond Fund           61,412,931         80,220,874
        Equity Fund                          --                --

                                 PIA MUTUAL FUND
          NOTES TO FINANCIAL STATEMENTS - NOVEMBER 30, 2004 (CONTINUED)



NOTE 6.  FEDERAL INCOME TAX INFORMATION
         At November 30, 2004, gross unrealized appreciation and depreciation of investments owned by the Fund, based on cost for federal income tax purposes were as follows:

                                       Short-Term      Total
                                       Government     Return
                                          Fund       Bond Fund     Equity Fund
                                          ----       ---------     -----------
       Cost of Investments            $49,949,563   $14,269,355    $  3,261,770
       Unrealized appreciation        $    60,019   $   198,981    $    594,724
       Unrealized depreciation           (164,712)     (151,263)       (318,561)
       Net unrealized appreciation
         (depreciation) on
         investments                  $  (104,693)  $    47,718    $    276,163

         The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses in security transactions.
         The tax character of distributions paid during the fiscal years ended November 30, 2004 and November 30, 2003 was as follows:

                               Short-Term           Total Return
                            Government Fund            Bond Fund              Equity Fund
                        -----------------------   ----------------------   ------------------
                          Nov. 30,    Nov. 30,     Nov. 30,     Nov. 30,    Nov. 30, Nov. 30,
                            2004        2003         2004         2003       2004      2003
                            ----        ----         ----         ----       ----      ----
Ordinary income .....   $1,344,997   $2,105,329   $1,168,216   $3,161,247   $  --     $  --
Net long-term capital
  gains .............         --         77,634    1,133,700      213,829      --        --
                        ----------   ----------   ----------   ----------   -------   -------
Total distributions .   $1,344,997   $2,182,963   $2,301,916   $3,375,076   $  --     $  --
                        ==========   ==========   ==========   ==========   =======   =======


         Ordinary income distributions may include dividends paid from short-term capital gains. As of November 30, 2004 the components of accumulated deficit on a tax basis were as follows:

                                        Short-Term        Total
                                        Government       Return
                                          Fund         Bond Fund     Equity Fund
                                          ----         ---------     -----------
Undistributed ordinary income .....   $     3,417    $     8,699    $      --
Undistributed long-term gains .....          --             --             --
                                      -----------    -----------    -----------
Tax accumulated earnings ..........         3,417          8,699           --
Accumulated capital and
  other losses ....................      (906,854)    (1,797,885)      (575,013)
Unrealized appreciation
  (depreciation) on investments ...      (104,693)        47,718        276,163
                                      -----------    -----------    -----------
Total accumulated deficit .........   $(1,008,130)   $(1,741,468)   $  (298,850)
                                      ===========    ===========    ===========



         At November 30, 2004, the Short-Term Government, Total Return Bond and Equity Fund had accumulated capital loss carryforwards of $851,929, $1,770,594 and $522,934, respectively, of which $0, $0 and $447,909 respectively, expire in the year 2010, $525,317, $0 and $57,011 respectively, expire in the year 2011 and $326,612, $1,770,594 and $18,014 respectively, expire in the year 2012. To the extent the Funds realize future net capital gains, those gains will be offset by any available capital loss carryforward. At November 30, 2004, the Short-Term Government, Total Return Bond Fund and the Equity Fund had net realized capital losses from transactions between November 1, 2004 and November 30, 2004 of $54,925, $27,291 and $52,079, respectively. Post-October capital losses for tax purposes are deferred and will be recognized in 2005 and are included in tax accumulated earnings for the Short-Term Government, Total Return Bond and Equity Funds.

                                 PIA MUTUAL FUND
          NOTES TO FINANCIAL STATEMENTS - NOVEMBER 30, 2004 (CONTINUED)



NOTE 7.  OFFERING PRICE PER SHARE
         Prior to March 29, 2004, a maximum front-end sales charge of 4.50% was imposed on purchases of shares of the Equity Fund. For the period from December 1, 2003 to March 28, 2004, the Trust was advised that the Distributor received $250 from sales of the Equity Fund's shares.

NOTE 8.  SUBSEQUENT EVENT
         At a special meeting of shareholders on December 23, 2004, the shareholders of the PIA BBB Bond Fund, the Short-Term Government Fund, the Total Return Bond Fund and the Equity Fund (collectively, the "PIA Funds") approved the reorganization of the PIA Funds into corresponding series of the Advisors Series Trust effective on December 23, 2004.

NOTE 9.  OTHER TAX INFORMATION (UNAUDITED)
         For the year ended November 30, 2004, the Total Return Bond Fund hereby designates approximately $1,133,700, as capital gain dividends for the purpose of the dividends paid deduction. For the year ended November 30, 2004, none of the dividends paid from net investment income qualifies for the dividend received deduction available to corporate shareholders of the Fund. For shareholders in the Fund, none of the dividend income distributed for the year ended November 30, 2004 is designated as qualified dividend income under the Jobs and Growth Relief Act of 2003.

                                 PIA MUTUAL FUND
                     SHORT-TERM GOVERNMENT SECURITIES FUND
                              FINANCIAL HIGHLIGHTS



                                             Year Ended    Year Ended     Year Ended     Year Ended      Year Ended
                                              Nov. 30,       Nov. 30,       Nov. 30,       Nov. 30,        Nov. 30,
                                                2004          2003           2002           2001             2000
                                           -------------------------------------------------------------------------

PER SHARE OPERATING PERFORMANCE
(For a share outstanding throughout each year)

Net asset value, beginning of year .....   $    10.15    $     10.29     $    10.36     $    10.12     $    10.07
                                           ----------    -----------     ----------     ----------     ----------

INCOME FROM INVESTMENT OPERATIONS:
Net investment income ..................         0.25           0.20           0.36           0.52           0.66
Net realized and unrealized
  gain (loss) on investments ...........        (0.12)         (0.04)         (0.07)          0.25           0.05
                                           ----------    -----------     ----------     ----------     ----------
Total from investment operations .......         0.13           0.16           0.29           0.77           0.71
                                           ----------    -----------     ----------     ----------     ----------

LESS DISTRIBUTIONS:
Dividends from net investment income ...        (0.25)         (0.28)         (0.35)         (0.52)         (0.66)
Distribution from net realized gains ...         --            (0.02)         (0.01)       --             --
Tax return of capital ..................         --             --             --            (0.01)       --
                                           ----------    -----------     ----------     ----------     ----------
Total distributions ....................        (0.25)         (0.30)         (0.36)         (0.53)         (0.66)
                                           ----------    -----------     ----------     ----------     ----------
Net asset value, end of year ...........   $    10.03    $     10.15     $    10.29     $    10.36     $    10.12
                                           ==========    ===========     ==========     ==========     ==========

TOTAL RETURN ...........................         1.33%          1.56%          2.87%          7.74%          7.30%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000's) .....   $   48,350     $   69,482     $   72,743     $   71,141     $   47,191
Ratio of expenses to average net assets:
Net of waivers and reimbursements ......         0.35%          0.35%          0.35%          0.33%          0.30%
Before waivers and reimbursements ......         0.66%          0.59%          0.58%          0.46%          0.48%
Ratio of net investment income to
  average net assets:
Net of waivers and reimbursements ......         1.88%          1.99%          3.16%          4.97%          6.49%
Before waivers and reimbursements ......         1.57%          1.75%          2.93%          4.84%          6.31%
Portfolio turnover rate ................           28%            74%           185%           121%            89%






                        See notes to financial statements
                                     - 16 -

          PIA MUTUAL FUND TOTAL RETURN BOND FUND
                  FINANCIAL HIGHLIGHTS

                                           Year Ended     Year Ended    Year Ended    Year Ended    Year Ended
                                             Nov. 30,       Nov. 30,      Nov. 30,      Nov. 30,      Nov. 30,
                                              2004           2003          2002          2001           2000
                                           ---------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(For a share outstanding throughout each year)

Net asset value, beginning of year .....   $  19.41        $ 19.91      $  20.15      $  19.23       $  18.92
                                           --------        -------      --------      --------       --------

INCOME FROM INVESTMENT OPERATIONS:
Net investment income ..................       0.74           0.94          0.94          1.13           1.24
Net realized and unrealized
  gain (loss) on investments ...........      (0.19)         (0.05)        (0.13)         0.93           0.31
                                           --------        -------      --------      --------       --------
Total from investment operations .......       0.55           0.89          0.81          2.06           1.55
                                           --------        -------      --------      --------       --------

LESS DISTRIBUTIONS:
Dividends from net investment income ...      (0.73)         (1.00)        (0.91)        (1.14)         (1.24)
Distribution from net realized gains ...      (0.64)         (0.39)        (0.14)        --             --
                                           --------        -------      --------      --------       --------
Total distributions ....................      (1.37)         (1.39)        (1.05)        (1.14)         (1.24)
                                           --------        -------      --------      --------       --------
Net asset value, end of year ...........   $  18.59        $ 19.41      $  19.91      $  20.15       $   19.23
                                           ========        =======      ========      ========       =========


TOTAL RETURN ...........................       2.94%          4.60%         4.17%        10.94%          8.54%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000's) .....   $ 14,403        $39,051      $ 60,008      $ 59,473       $ 34,545
Ratio of expenses to average net assets:
Net of waivers and reimbursements ......       0.47%          0.45%         0.45%         0.43%          0.40%
Before waivers and reimbursements ......       0.99%          0.73%         0.70%         0.55%          0.61%
Ratio of net investment income to
  average net assets:
Net of waivers and reimbursements ......       3.53%          4.69%         4.76%         5.61%          6.61%
Before waivers and reimbursements ......       3.01%          4.41%         4.51%         5.49%          6.40%
Portfolio turnover rate ................        316%           190%          297%          134%            46%







                        See notes to financial statements
                                     - 17 -

                               PIA MUTUAL FUND
                                   EQUITY FUND
                              FINANCIAL HIGHLIGHTS


                                          Year Ended       Year Ended      Year Ended    Year Ended     Year Ended
                                            Nov. 30,         Nov. 30,        Nov. 30,     Nov. 30,       Nov. 30,
                                              2004            2003            2002          2001           2000
                                          -------------------------------------------------------------------------

PER SHARE OPERATING PERFORMANCE
(For a share outstanding throughout each year)

Net asset value, beginning of year .....   $   22.80        $ 16.41       $   19.44     $   20.46       $  17.68
                                           ---------        -------       ---------     ---------       --------

INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss) ...........        --            (0.24)          (0.23)        (0.03)          0.01
Net realized and unrealized gain
  (loss) on investments ................       (2.64)          6.56           (2.70)         1.01           2.77
Payment by affiliate ...................        --             0.07            --            --             --
                                           ---------        -------       ---------     ---------       --------
Total from investment operations .......       (2.64)          6.39           (2.93)         0.98           2.78
                                           ---------        -------       ---------     ---------       --------
LESS DISTRIBUTIONS:
Dividends from net investment income ...        --             --              --           (0.02)          --
Distribution from net realized gains ...        --             --             (0.10)        (1.98)          --
                                           ---------        -------       ---------     ---------       --------
Total distributions and other ..........        --             --             (0.10)        (2.00)          --
                                           ---------        -------       ---------     ---------       --------
Net asset value, end of period .........   $   20.16        $ 22.80       $   16.41     $   19.44       $  20.46
                                           =========        =======       =========     =========       ========

TOTAL RETURN ...........................     (11.58)%(1)      38.94%(1,2)    (15.08)%(1)     4.63%(1)      15.72%(1)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000's) .....   $   3,603        $ 4,347       $   4,340     $   5,605       $  3,318
Ratio of expenses to average net assets:
Net of waivers and reimbursements ......        2.50%          2.24%           1.80%         1.80%          1.80%
Before waivers and reimbursements ......        5.52%          5.29%           3.41%         2.86%          3.72%
Ratio of net investment income (loss)
  to average net assets:
Net of waivers and reimbursements ......       (1.97)%        (1.27)%         (1.11)%       (0.11)%         0.10%
Before waivers and reimbursements ......       (4.99)%        (4.32)%         (2.72)%       (1.17)%        (1.82)%
Portfolio turnover rate ................         130%           224%            220%          186%           526%



-----------
1   Assumes no sale charge. See Note 7.
2   For the year ended November 30, 2003, 0.37% of the Fund's total return relates to payment by affiliate.



                        See notes to financial statements
                                     - 18 -

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of PIA Mutual Fund

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of PIA Short-Term Government Securities Fund, PIA Total Return Bond Fund and PIA Equity Fund, a series of PIA Mutual Fund (the "Trust") at November 30, 2004, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 2004 by correspondence with the custodian, provide a reasonable basis for our opinion.



/s/ PRICEWATERHOUSECOOPERS LLP
-------------------------------
PricewaterhouseCoopers LLP
Milwaukee, Wisconsin
January 25, 2005

                                 PIA MUTUAL FUND
    EXPENSE EXAMPLE - FOR THE SIX MONTHS ENDED NOVEMBER 30, 2004 (UNAUDITED)



         As a shareholder of the PIA Mutual Fund (the "Funds"), you incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.
         The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from June 1, 2004 to November 30, 2004 (the "period").

ACTUAL EXPENSES
         The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 equals 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid on your account during the period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
         The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Funds' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return of any of the Funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.
         Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table is useful in comparing the ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs could have been higher.

EXPENSES PAID DURING THE PERIOD
                                         BEGINNING ACCOUNT    ENDING ACCOUNT       DURING THE
                                                VALUE             VALUE           PERIOD ENDED
                                            JUNE 1, 2004    NOVEMBER 30, 2004  NOVEMBER 30, 2004*
                                            ------------    -----------------  ------------------

PIA SHORT-TERM GOVERNMENT SECURITIES FUND
  Actual .............................      $   1,000.00      $   1,008.60      $    1.76
  Hypothetical
    (5% return before expenses) ......          1,000.00          1,023.25           1.77
PIA TOTAL RETURN BOND FUND
  Actual .............................      $   1,000.00      $   1,031.40      $    2.54
  Hypothetical
    (5% return before expenses) ......          1,000.00          1,022.50           2.53
PIA EQUITY FUND
  Actual .............................      $   1,000.00      $     972.00      $   12.23
  Hypothetical
    (5% return before expenses) ......          1,000.00          1,012.60          12.48

-----------
1 Expenses are equal to each Fund's annualized expense ratio for the period, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period). For the period ended November 30, 2004, the expense ratios of the PIA Short-Term Government Securities Fund, PIA Total Return Bond Fund and PIA Equity Fund were 0.35%, 0.50% and 2.48%, respectively.

                                 PIA MUTUAL FUND
                           PIA SHORT-TERM GOVERNMENT
                                 SECURITIES FUND


                               PERFORMANCE RESULTS
                          YEAR ENDED NOVEMBER 30, 2004

AVERAGE ANNUAL TOTAL RETURNS                            VALUE ON 11/30/04
----------------------------                            -----------------
1 year          1.33%                             PIA ST Gov't.      $16,636
5 year          4.12%                             Lehman Index       $17,445
10 year         5.22%

                        $10,000 INVESTMENT MADE 11/30/94

 [THE FOLLOWING TABLE WAS REPRESENTED AS A LINE GRAPH IN THE PRINTED MATERIAL.]

                                   PIA ST Fund        Lehman Index
                                   -----------        ------------
                  11/30/94            10,000             10,000
                  11/30/95            10,748             11,022
                  11/30/96            11,576             11,668
                  11/30/97            12,335             12,363
                  11/30/98            13,197             13,262
                  11/30/99            13,593             13,612
                  11/30/00            14,585             14,558
                  11/30/01            15,714             15,985
                  11/30/02            16,165             16,794
                  11/30/03            16,417             17,195
                  11/30/04            16,636             17,445

The returns shown included the reinvestment of all dividends, but do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is not predictive of future performance.

The Lehman Government 1-3 Year Index is an unmanaged index consisting of all US Treasury & Agency bonds weighted according to market capitalization with maturities between one and three years.




INVESTMENTS BY ISSUER
AS A PERCENTAGE OF NET ASSETS

  [THE FOLLOWING TABLE WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL.]


Federal National Mortgage Assoc.                        52%
United States Treasury                                  18%
General National Mortgage Assoc.                        11%
Federal Home Loan Mortgage Corp.                        10%
Federal Home Loan Bank                                   7%
Cash and Other Assets                                    2%

                                 PIA MUTUAL FUND
                           PIA TOTAL RETURN BOND FUND



                               PERFORMANCE RESULTS
                          YEAR ENDED NOVEMBER 30, 2004

AVERAGE ANNUAL TOTAL RETURNS                            VALUE ON 11/30/04
----------------------------                            -----------------
1 year     2.94%                                PIA Total Return Bond    $13,734
5 year     6.20%                                Lehman Index             $14,655
Inception  5.21%

                 $10,000 INVESTMENT MADE 9/1/98 (INCEPTION DATE)

 [THE FOLLOWING TABLE WAS REPRESENTED AS A LINE GRAPH IN THE PRINTED MATERIAL.]

                                     PIA Bond          Lehman Index
                                     --------          ------------
                    9/1/98            10,000             10,000
                  11/30/98            10,265             10,274
                  11/30/99            10,168             10,140
                  11/30/00            11,037             11,054
                  11/30/01            12,244             12,328
                  11/30/02            12,755             13,230
                  11/30/03            13,342             14,076
                  11/30/04            13,734             14,655

The returns shown included the reinvestment of all dividends, but do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is not predictive of future performance.

The Lehman Gov/Credit index is an unmanaged index consisting of US Treasury & Agency bonds and publicly issued US corporate and foreign debentures and secured notes.




INVESTMENTS BY TYPE
AS A PERCENTAGE OF NET ASSETS




  [THE FOLLOWING TABLE WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL.]

                Mortgage-Backed Securities              35%
                Corporate Bonds & Notes                 27%
                Cash and Other Assets                   21%
                U.S. Government Agencies and
                   Instrumentalities                    15%
                Asset-Backed Securities                  2%

                                PIA MUTUAL FUND
                                PIA EQUITY FUND



                               PERFORMANCE RESULTS
                          YEAR ENDED NOVEMBER 30, 2004


AVERAGE ANNUAL TOTAL RETURNS                         VALUE ON 11/30/04
----------------------------                         -----------------
1 year     (11.58)%                             PIA Equity           $15,095
5 year       4.78%                              S&P 500(R) Index     $18,182
Inception    5.31%

    $10,000 INVESTMENT MADE 12/13/96 (DATE PIA BECAME INVESTMENT ADVISER)(1)

 [THE FOLLOWING TABLE WAS REPRESENTED AS A LINE GRAPH IN THE PRINTED MATERIAL.]

                                    PIA Equity          S&P 500
                                    ----------          -------
                  12/13/96            10,000             10,000
                  11/30/97            11,207             13,340
                  11/30/98            10,663             16,496
                  11/30/99            11,949             19,943
                  11/30/00            13,828             19,102
                  11/30/01            14,469             16,767
                  11/30/02            12,287             13,998
                  11/30/03            17,072             16,111
                  11/30/04            15,095             18,182

The returns shown included the reinvestment of all dividends, but do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is not predictive of future performance.

The S&P 500(R) Index is a broad unmanaged index generally considered to be representative of the US equity market.

(1) Previous periods during which time the Fund was advised by another investment adviser are not shown.



INVESTMENTS BY SECTOR
AS A PERCENTAGE OF NET ASSETS



  [THE FOLLOWING TABLE WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL.]

                      Energy                          22%
                      Industrial                      20%
                      Consumer, Non-cyclical          17%
                      Consumer, Cyclical              16%
                      Basic Materials                  8%
                      Communications                   6%
                      Technology                       5%
                      Cash and Other Assets            4%
                      Financial                        2%

         A description of the Funds' proxy voting policies and procedures and a record of the Funds' proxy votes for the year ended June 30, 2004 are available without charge, upon request by calling toll free 1-800-251-1970 and on the Securities and Exchange Commission's (SEC) website at http://www.sec.gov.

         The Funds will file their complete schedule of investments with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds' Forms N-Q will be available on the EDGAR database on the SEC's website at http://www.sec.gov. These Forms may also be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information about the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

PIA MUTUAL FUND
TRUSTEES AND EXECUTIVE OFFICERS

         The overall management of the business and affairs of the Trust is vested with its Board of Trustees (the "Board"). The Board approves all significant agreements between the Trust and persons or companies furnishing services to it, including the agreements with the Advisor, Administrator, Custodian and Transfer Agent. The day-to-day operations of the Trust are delegated to its officers, subject to the Fund's investment objectives, strategies, and policies and to general supervision by the Board.
         The current Trustees and officers of the Trust, their birth dates and positions with the Trust, term of office with the Trust and length of time served, their business addresses and principal occupations during the past five years and other directorships held are set forth in the table below. Unless noted otherwise, each person has held the position listed for a minimum of five years.

INDEPENDENT TRUSTEES OF THE TRUST
-------------------------------------------------------------------------------------------------------------------
                                             TERM OF OFFICE
                            POSITION HELD    AND LENGTH OF    PRINCIPAL OCCUPATION
NAME, ADDRESS AND AGE       WITH THE TRUST   TIME SERVED      DURING PAST FIVE YEARS     OTHER DIRECTORSHIPS HELD
---------------------       --------------   -----------      ----------------------     ------------------------
WALTER E. AUCH*             Trustee          Indefinite       Management Consultant      Director, Nicholas-Applegate
2020 E. Financial Way                        term since                                  Funds, Citigroup Funds,
Glendora, CA 91741                           February 1997                               Pimco Advisors LLP and
(born 1921)                                                                              Senele Group.

DONALD E. O'CONNOR*         Trustee          Indefinite       Financial Consultant;      Independent Director,
2020 E. Financial Way                        term since       formerly Executive         The Forward Funds.
Glendora, CA 91741                           February 1997    Vice President and
(born 1936)                                                   Chief Operating Officer of
                                                              ICI Mutual Insurance Company
                                                              (until January 1997).

GEORGE T. WOFFORD III*      Trustee          Indefinite       Senior Vice President,           None
2020 E. Financial Way                        term since       Information Services,
Glendora, CA 91741                           February 1997    Federal Home Loan Bank
(born 1939)                                                   of San Francisco.


JAMES CLAYBURN LAFORCE*     Trustee          Indefinite       Dean Emeritus, John E.     Director, The Payden & Rygel
2020 E. Financial Way                        term since       Anderson Graduate School   Investment Group, The
Glendora, CA 91741                           May 2002         of Management, University  Metzler/Payden Investment Group,
                                                              of California,             PIC Investment Trust, PIC
                                                              Los Angeles.               Small Cap Portfolio, PIC Balanced
                                                                                         Portfolio, PIC Growth
                                                                                         Portfolio, PIC Mid Cap Portfolio,
                                                                                         BlackRock Funds, Jacobs Engineering,
                                                                                         Arena Pharmaceuticals, Cancervax.

GEORGE J. REBHAN*           Trustee          Indefinite       Retired; formerly          Trustee, E*TRADE Funds.
2020 E. Financial Way                        term since       President,  Hotchkis and
Glendora, CA 91741                           May 2002         Wiley Funds (mutual funds)
(born 1934)                                                   from 1985 to 1993.










                                     - 24 -


INTERESTED TRUSTEE OF THE TRUST
-------------------------------------------------------------------------------------------------------------------
                                             TERM OF OFFICE
                            POSITION HELD    AND LENGTH OF    PRINCIPAL OCCUPATION
NAME, ADDRESS AND AGE       WITH THE TRUST   TIME SERVED      DURING PAST FIVE YEARS     OTHER DIRECTORSHIPS HELD
---------------------       --------------   -----------      ----------------------     ------------------------

ERIC M. BANHAZL**           Trustee          Indefinite       Senior Vice President, U.S.                None
2020 E. Financial Way                        term since       Bancorp Fund Services, LLC
Glendora, CA 91741                           February 1997    since July 2001; Treasurer,
                                                              Investec Funds; formerly,
                                                              Executive Vice President,
                                                              Investment Company Administration,
                                                              LLC; ("ICA") (mutual fund
                                                              administrator and the Fund's former
                                                              administrator).

OFFICERS OF THE TRUST
ERIC M. BANHAZL**           President,       Indefinite       Senior Vice President, U.S.                None
2020 E. Financial Way       Interested       term since       Bancorp Fund Services, LLC
Glendora, CA 91741          Trustee          February 1997    since July 2001; Treasurer,
(born 1957)                                                   Investec Funds; formerly,
                                                              Executive Vice President,
                                                              Investment Company Administration, LLC;
                                                              ("ICA") (mutual fund administrator
                                                              and the Fund's former administrator).

DOUGLAS G. HESS             Treasurer        Indefinite       Vice President, Compliance and             None
615 East Michigan St.                        term since       Administration, U.S. Bancorp Fund
Milwaukee, WI 53202                          June 2003        Services, LLC since March 1997.
(born 1967)

RODNEY A. DEWALT            Secretary        Indefinite       Legal and Compliance                       None
615 East Michigan St.                        term since       Administrator, U.S. Bancorp
Milwaukee, WI 53202                          December         Fund Services, LLC since
(born 1967)                                  2003             January 2003; Thrivent Financial
                                                              for Lutherans from
                                                              2000 to 2003; Attorney, Private

                                                             Practice from 1997 to 2000..
----------------
*    Denotes those Trustees of the Trust who are not "interested persons" of the
     Trust as defined under the 1940 Act ("Independent Trustees").

** Denotes Trustee who is an "interested person" of the Trust under the 1940 Act. Mr. Banhazl is an interested person of the Trust by virtue of his position as President of the Trust. He is also an officer of U.S. Bancorp Fund Services, LLC, the administrator for the Fund. U.S. Bancorp Fund Services, LLC is an affiliate of Quasar Distributors, LLC, the Fund's distributor.


                                 PIA Mutual Fund
                                Distributed by:

                            Syndicated Capital, Inc.
                          1299 Ocean Avenue, Suite 210
                             Santa Monica, CA 90401

                                                                  [LOGO] OMITTED

                                                                   -------------
                                                                   OCM GOLD FUND
                                                                   =============


                                                                 ANNUAL REPORT
                                                               NOVEMBER 30, 2004

                  "DEFICIT SPENDING IS SIMPLY A SCHEME FOR THE 'HIDDEN' CONFISCATION OF WEALTH. GOLD STANDS IN THE WAY OF THIS INSIDIOUS PROCESS. IT STANDS AS A PROTECTOR OF PROPERTY RIGHTS."
                                                           Alan Greenspan - 1966

Dear Fellow Shareholder:

It wasn't that long ago we were hearing a lot about a new era, but now we are actually living in one. The world is rebalancing its historic overweight exposure to the U.S dollar in response to a deteriorating U.S. balance sheet and a less favorable world opinion of American policies. Consequently, the dollar's role as the world's reserve currency has come under attack. High levels of public and private debt have the country walking a tight rope between inflation and deflation. Further, China has emerged as an economic force, establishing itself as the price setter for raw materials and finished goods. Lastly, threats of terrorism toward the United States are real and constant, with the United States engaged in chronic war in the name of defeating terrorism. In our opinion, the changing economic and geopolitical landscape creates enormous risk and uncertainty for holders of U.S. dollars and punctuates our view that we are still in the early stages of a long-term bull market in gold and a bear market in financial assets.

Despite the gold price rising 5% in 2004, gold shares spent the year in a corrective phase after strong gains in 2001 thru 2003. The only other time the gold bullion price rose and gold share prices dropped was1986. The following year both gold and gold shares experienced significant upside moves (noted for historical purposes only, nothing implied). In 2004, gold traded in a range of $373 and $455 over the year, ending December 31st at $437. Your fund's NAV declined 13.59% for the year (-10.31% for the fiscal period ending November 30, 2004). The Philadelphia Gold and Silver Index of gold shares declined 7.70% over the corresponding period (-1.59% for year ending November 30, 2004). Your fund underperformed the index over the past year due to the poor relative performance of the major South African gold producers held in the fund along with junior producers and exploration stocks as a group underperforming the index.

ECONOMIC RISKS
For more than 60 years, the U.S. dollar has been the dominant reserve currency. The United States has been in the enviable position of being able to pay for imports without having to balance foreign purchases with earned foreign exchange from exports. Foreigners have been more than willing to hold the U.S. dollar, partly because of the history of the dollar being as good as gold, but also due to there being few alternatives. No other currency possesses the size of economy as the U.S. or the depth in financial markets. However, long-term profligate spending practices appear to be leading to a complete revaluation of the U.S. dollar with potential dire consequences for the U.S. economy.

Since early 2002 the U.S. dollar has lost 37% of its value against the euro and 24% against the yen. Against the Federal Reserve's broad basket of currencies it has declined only 16%, because many Asian currencies are pegged or closely tied to the dollar. Going back to 1960, the dollar has lost approximately two-thirds of its value against the deutschemark/euro and the yen. Against gold it has declined 93%.

The acceleration of the decline in the dollar can be traced to the aggressive fiscal and monetary stimulus employed by Washington to fight the deflationary forces associated with the post bubble environment. Increased spending on defense and Medicare entitlements has sent the federal budget from a $237 billion surplus in fiscal 2000 to a record $413 billion deficit in fiscal 2004. Given the continued commitment in Iraq and the unfunded liabilities of the social security system with baby boomers hitting retirement, it will be difficult for President Bush to right the ship, especially if the economy were to slip back into recession.

 [THE FOLLOWING TABLE WAS REPRESENTED AS LINE GRAPHS IN THE PRINTED MATERIAL.]

                        US Budget Deficit    US Current Account Deficit
       12/31/1973             -14.908                     7.14
       12/31/1974              -6.135                    1.962
       12/31/1975             -53.242                   18.116
       12/31/1976             -73.732                    4.295
       12/31/1977             -53.659                  -14.335
       12/31/1978             -59.186                  -15.143
       12/31/1979             -40.729                   -0.285
       12/31/1980             -73.835                    2.317
       12/31/1981             -78.976                     5.03
       12/31/1982            -127.989                   -5.536
       12/31/1983            -207.818                  -38.691
       12/31/1984            -185.388                  -94.344
       12/31/1985            -212.334                 -118.155
       12/31/1986            -221.245                 -147.177
       12/31/1987            -149.769                 -160.655
       12/31/1988            -155.187                 -121.153
       12/31/1989            -152.481                  -99.486
       12/31/1990            -221.194                  -78.965
       12/31/1991            -269.359                    3.747
       12/31/1992            -290.402                  -48.013
       12/31/1993            -255.013                  -81.989
       12/31/1994            -203.104                 -117.678
       12/31/1995            -163.899                 -105.217
       12/31/1996             -107.45                 -117.203
       12/31/1997              -21.94                 -127.684
       12/31/1998              69.242                 -204.691
       12/31/1999              124.36                 -290.846
       12/31/2000             236.897                 -411.458
       12/31/2001             127.276                 -393.745
       12/31/2002            -157.791                 -480.861
       12/31/2003            -377.139                  -541.83
       12/31/2004            -412.553                     -600

More worrisome is the exponential explosion of the current account deficit. For all of 2003 the current account deficit was a record $495 billion. The 2004 figure is expected to finish at $620 billion, up 27%. As a consequence, the current account deficit is soaking up 80% of total global cross-border savings. The Treasury Department reports net private investment declined 50% in 2004. Therefore, the capital inflows necessary to finance the deficit have come principally from foreign central banks propping up the dollar in hopes of maintaining competitive trading positions, particularly Asian central banks. It is not as though the Federal Reserve doesn't understand the risks, because clearly they do. George McTeer, outgoing President of the Dallas Fed, said on October 8th, 2004, "theoretically, some day...the flows will turn against us and there will be a crisis that will result in rapidly rising interest rates and a rapidly depreciating dollar." The U.S. and global credit system would come unglued if the markets turned suddenly and violently as Mr. McTeer suggests.

In the past, the U.S. current account imbalance would have corrected on the back of a weaker dollar. In the current environment the deficit has accelerated. Part of the problem is America's hollowed-out its industrial capacity. It now relies on outsourced labor and manufactured goods from low cost labor centers India and China. Therefore, in order to curb the current account deficit the Federal Reserve will have to increase interest rates to slow down the American consumer and in turn slow down the U.S. economy. And herein lies the rub. How hard can the Federal Reserve push interest rates up with total household debt at record levels and personal savings rates near zero without collapsing the real estate market and sending consumers and financial institutions to the brink? With nearly half of new mortgage borrowing done at flexible interest rates, borrowers and lenders are much more vulnerable to rate hikes.

Moreover, should the Federal Reserve move aggressively to a restrictive monetary policy by taking interest rates above the rate of inflation, expectations of a firmer dollar may be misguided. In his weekly piece to clients on January 10th, 2005, Morgan Stanly economist Stephen Roach, warned those betting on a stronger dollar: "DON'T COUNT ON IT. BACK IN 1994, WHEN THE FED WAS LAST FACED WITH A SIMILAR NORMALIZATION CHALLENGE, THE DOLLAR FELL LIKE A STONE EVEN AS THE US AUTHORITIES PUSHED THE FEDERAL FUNDS RATE UP BY 300 BPS. IN TODAY'S CLIMATE, WITH A US CURRENT ACCOUNT DEFICIT THAT IS NEARLY THREE TIMES WHAT IT WAS BACK THEN, THE DOWNSIDE FOR THE DOLLAR CAN HARDLY BE MINIMIZED. THERE'S FAR MORE TO CURRENCY ADJUSTMENTS THAN SWINGS IN RELATIVE INTEREST RATES."

In addition to fundamental issues of the current account and budget deficits, the U.S. dollar is being liquidated in retaliation to American policies. Middle Eastern central banks have reportedly switched reserves from dollars to euros and sterling. Since the third quarter of 2001, members of OPEC have cut the proportion of deposits held in dollars from 75% to 61.5% currently. Moreover, private Middle East investors are believed to be worried about the prospect of US-held assets being frozen.

Although we are ultimately not a fan of the euro, primarily because it is a non-sovereign backed paper currency, it is gaining appreciation in the market place as a reserve currency. Unlike America, the euro area is a net creditor. The U.S. now owes the rest of the world $3.3 trillion. Never before has the custodian of the world's main reserve currency been its biggest net debtor because a debtor may be tempted to use devaluation to reduce its external deficit. As a further recognition of euro acceptance as a reserve currency, Asian central banks recently took up 30% of a recent euro bond offering in Belgium.

GOLD MARKET
For years gold's detractors have tried to relegate gold to commodity status. Refusing to understand gold is produced for accumulation, whereas, commodities are produced for consumption. While history is on gold's side as the ultimate form of money, one has to look no further than the recent relationship between gold and the U.S. dollar to understand gold's role as a currency. Over the past three years, the correlation between the U.S. dollar index and gold was 92%. Gold's price fluctuations therefore are primarily driven by changing perceptions in the value of paper money and confidence in financial assets.

The gold price reached its high for the year of $454.20 on December 2nd, as the dollar sell-off accelerated following the re-election of President Bush. On the heels of the election, the long-awaited new gold exchange traded fund (ETF) was launched in the U.S., allowing a segment of investors that had previously been precluded from owning gold bullion a convenient vehicle in which to do so. After two months of trading, the ETF had accumulated an impressive total 142 tonnes (metric) of gold, worth almost $2 billion.

According to Gold Fields Mineral Services (GFMS), investment demand for gold was strongest in Asia and the Middle East. India remains the largest market for gold, having accounted for approximately 880 tonnes of demand in 2004. The dramatic economic growth in India and China is leading to increased purchasing power in the hands of a large gold friendly population, which obviously bodes well for future gold demand.

With the rising price of gold, it would be logical to assume that newly mined supply would also increase. This has not been the case; in fact the opposite is true. GFMS reported that mine production in 2004 dropped 110 tonnes or 4%, the largest drop since the 1940's. South African production reached its lowest level since 1967. Reducing supply further, mining companies continued to de-hedge by buying back or delivering into their hedge books 400 tonnes of gold over the year that had been previously sold forward.

As expected, European central banks renewed their agreement to limit gold sales over the next five years to 500 tonnes per year, an increase of 100 tonnes over the previous agreement that had expired in September. Socialists in Europe have been eager to sell gold for social programs and to reduce budget deficits, believing the creation of the European Central Bank has alleviated the need for significant gold holdings. France acquiesced and announced it would sell 500 tonnes over the life of the agreement. So far Germany's Bundesbank has declined to sell its allocation under the agreement, and according to GFMS it is "highly improbable" the stated total allotment of 2,500 tonnes will be sold within five years.

European central bank gold sales over the past year were partially offset by Argentina's central bank purchase of 55 tonnes. In our opinion, the likely buyer for future European gold sales is Asia with its $2.1 trillion in foreign exchange reserves. Most of that is held in depreciating US dollars. Only about 1.3% of it is held in gold (1,930 tonnes). The more the dollar falls, the more Asian policy makers and central bankers are likely to focus on the risks of having all their eggs in one dollar basket. With few reserve asset alternatives, we believe gold will be an important element of that diversification. If both China and Japan were to adopt the fifteen percent gold weighting of the European Central Bank, they would have to buy 17,000 tonnes of gold. To put this in perspective, Europe collectively owns about 12,200 tonnes of gold and the United States has 8,410 tonnes of gold.

GOLD MINING SHARES
Typically, gold mining shares outperform bullion in a rising gold price environment as earnings are leveraged to the gold price and reserves in the ground increase in value. Over the past year, gold mining shares underper-formed the gold bullion price as profit margins suffered due to rising raw material costs, such as steel and fuel, and strong local currencies in gold-producing countries like Canada, Australia and South Africa. South African gold producers as a group suffered the most due to the overvalued rand. Putting further downward pressure on gold shares, especially juniors, was the large number of equity financings done in 2003 that was absorbed back into the market over the past year.

The best performers in your fund's portfolio over the year were driven by success with the drill bit. Of the senior producers, Placer Dome gained 5.3% as exploration success in Nevada at its Cortez Hills added high value resource ounces. In the intermediates category, Meridian Gold regained some its shine lost the previous year with a new discovery at its El Pinon mine in Chile. The shares were up 29.8% for the year. The top performing security in your fund in 2004 was an exploration and development company, Western Silver, up 71.2%. Countering the gains were poor performances by South African gold producer, Harmony Gold, down 42.9%, along with a 67.2% drop in Nevsun Resources, which had its exploration license put on hold by the Eritrean government.

2004 will probably best be remembered as the year of the almost merger. Attempts to consolidate the gold mining industry failed miserably. Iamgold forged an agreement to merge with Wheaton River Minerals, only to be turned back by shareholders. Golden Start tried to make a run at Iamgold, but didn't gain the necessary support. Coeur d'Alene mines had aspirations of taking control of Wheaton River, but was turned away by Wheaton shareholders. Gold Fields attempted to merge its international assets into Iamgold, but failed to get shareholder approval after Harmony Gold entered the picture with a takeover offer for all of Gold Fields that failed to gain traction. Finally, at the close of the year, Goldcorp and Wheaton River announced plans to merge, however, Glamis Gold showed up with a hostile offer to buy Goldcorp. At the end of the day, investment bankers collected a lot of fees, while shareholder value was compromised.

INVESTMENT PHILOSOPHY
The investment philosophy of your fund is to participate in all sectors of the gold mining industry. Our tiered approach is designed to have larger allocations in high quality senior gold producers, with progressively smaller percentage allocations to intermediate producers, junior producers and exploration/development companies. It is our belief that as the gold price rises, investment funds flow down the food chain of the industry.

In 2003, we increased the fund's exposure to exploration and development companies with the belief that higher gold prices increase the opportunities of finding economic deposits and therefore creating significant shareholder value. Overall, the exploration and development segment has done quite well with some spectacular gains. However, because of the risk involved, we must spread the exposure over a large number of relatively small percentage positions, which has become increasingly difficult to manage. We anticipate harvesting the gains in the exploration and development portfolio in 2005 and lowering the fund's exposure to this sector to under 5%. Over the coming year, we see the gold mining industry continuing to face the challenges of replacing mined reserves, permitting new mines, and controlling costs. The companies that will outperform, in our opinion, will be those companies exhibiting growing production profiles that can maintain profit margins and successfully replace reserves. We do believe that further attempts to consolidate the industry will be made, with junior explorers possessing high quality deposits being the most attractive acquisition targets for reserve starved producers.

CONCLUSION
In our opinion, years of attempting to smooth out business cycles and socialize risk has led to excess credit creation and inordinate levels of speculative activity. The decline in the dollar, we believe, is in the early stages of working to correct the imbalances built up due to years of profligate spending practices. Central banks will most likely continue to fight the decline of the dollar through competitive devaluations that will ultimately lead to gold prices rising against all currencies. In a period of depreciating financial assets, investors, including central banks, will find comfort in the fact that gold is an owned asset and not someone else's liability.

We appreciate your shareholding in the OCM Gold Fund, and we look forward to meeting your investment objectives. If you have questions regarding the fund or gold, please contact your financial advisor or you may contact us directly at 1-800-779-4681.


Sincerely,




/S/ GREGORY M. ORRELL
---------------------
Gregory M. Orrell
PRESIDENT AND PORTFOLIO MANAGER
JANUARY 19, 2005

                                  OCM GOLD FUND
                  SCHEDULE OF INVESTMENTS - NOVEMBER 30, 2004

--------------------------------------------------------------------------------
SHARES                                                                   VALUE
--------------------------------------------------------------------------------
COMMON STOCKS 95.5%
MAJOR GOLD PRODUCERS 35.9%
    169,500     AngloGold Ashanti Ltd. ADR .....................     $ 6,764,745
     15,000     Barrick Gold Corp. .............................         368,850
     25,000     Compania de Minas Buenaventura S.A.u. ADR ......         587,500
     10,000     Freeport-McMoRan Copper & Gold, Inc. ...........         391,300
    270,000     Gold Fields Ltd. ADR ...........................       3,812,400
    175,000     Harmony Gold Mining Co. Ltd. ADR ...............       1,834,000
    275,000     Kinross Gold Corp.* ............................       2,180,750
    179,994     Newmont Mining Corp. ...........................       8,522,716
    200,000     Placer Dome, Inc. ..............................       4,302,000
                                                                     -----------
                                                                      28,764,261
                                                                     -----------
INTERMEDIATE/MID-TIER GOLD PRODUCERS 25.1%
    100,000     Agnico-Eagle Mines Ltd. ........................       1,572,000
    350,000     Bema Gold Corp.* ...............................       1,277,437
    190,000     Cambior, Inc.* .................................         579,500
    125,000     Glamis Gold Ltd.* ..............................       2,543,750
    280,000     Goldcorp, Inc. .................................       4,258,800
    425,000     IAMGOLD Corp. ..................................       3,259,750
    100,000     Meridian Gold, Inc.* ...........................       1,957,000
    140,000     Randgold Resources Ltd. ADR* ...................       1,775,200
    350,000     Resolute Mining Ltd.* ..........................         412,787
    750,000     Wheaton River Minerals Ltd.* ...................       2,460,000
                                                                     -----------
                                                                      20,096,224
                                                                     -----------

JUNIOR GOLD PRODUCERS 12.6%
    256,250     Apollo Gold Corp.* .............................         247,824
    175,000     Aurizon Mines Ltd.* ............................         225,170
    400,000     Central Asia Gold Ltd.* ........................         204,842
  1,000,000     Claude Resources, Inc. * .......................       1,135,312
    200,000     Crystallex International Corp.* ................         760,000
    430,000     Eldorado Gold Corp.* ...........................       1,421,159
    150,000     Glencairn Gold Corp.* ..........................          71,903
    455,500     Golden Cycle Gold Corp.* .......................       1,047,650
    359,000     Golden Star Resources Ltd.* ....................       1,550,880
    600,000     Guinor Gold Corp.* .............................         509,629
     50,000     Kirkland Lake Gold, Inc.* ......................         253,974
    100,000     Mexgold Resources, Inc.* .......................         243,041
    400,000     Northgate Minerals Corp.* ......................         692,961
    500,000     Oxiana Ltd.* ...................................         407,356
    500,000     Queenstake Resources Ltd. * ....................         214,448




--------------------------------------------------------------------------------
SHARES                                                                   VALUE
--------------------------------------------------------------------------------
JUNIOR GOLD PRODUCERS (CONTINUED)
    150,000     River Gold Mines Ltd.* .........................     $   253,553
    250,000     Sino Gold Ltd.* ................................         448,091
    150,000     Yamana Gold, Inc.* .............................         460,500
                                                                     -----------
                                                                      10,148,293
                                                                     -----------
EXPLORATION AND DEVELOPMENT COMPANIES 10.8%
    200,000     Addwest Minerals International Ltd.*(OMEGA) ....            --
    137,875     Altius Minerals Corp.* .........................         469,594
    150,000     Aquiline Resources, Inc.* ......................         152,636
    224,500     Ascot Resources Ltd.* ..........................          58,527
    500,000     Birim Goldfields, Inc.* ........................         243,882
    200,000     Bolivar Gold Corp.* ............................         370,028
    300,000     Capstone Gold Corp.* ...........................         206,879
    100,000     Cardero Resource Corp.* ........................         294,340
    150,000     Committee Bay Resources Ltd.* ..................         194,265
    370,000     Continuum Resources Ltd.* ......................          84,013
    175,000     Desert Sun Mining Corp.* .......................         264,906
    360,000     Erdene Gold, Inc.* .............................         172,568
    300,000     First Narrows Resources Corp.* .................         100,917
    125,000     Fronteer Development Group, Inc.* ..............         173,451
    146,000     Gateway Gold Corp.* ............................         200,135
    500,000     Geodex Minerals Ltd.* ..........................          50,458
    250,000     Maximus Ventures Ltd.* .........................          34,690
    106,500     Metallica Resources, Inc.* .....................         155,841
    150,000     Mundoro Mining, Inc.* ..........................         378,437
    142,400     Nevsun Resources Ltd. * ........................         285,016
    300,000     North American Gold, Inc.* .....................         105,963
    300,333     Northern Lion Gold Corp.* ......................         242,469
    150,000     Orezone Resources, Inc.* .......................         166,512
    280,000     Platinum Group Metals Ltd.* ....................         259,019
    284,300     Radius Gold, Inc. * ............................         387,323
    300,000     Red Back Mining, Inc.* .........................         441,510
    300,000     Riddarhyttan Resources AB ......................         361,107
    300,000     Sabina Resources Ltd.* .........................         307,796
    429,250     Strongbow Exploration, Inc.* ...................         137,175
    207,700     Sunridge Gold Corp.* ...........................         127,509
    100,000     Viceroy Exploration Ltd. * .....................         195,947
    100,000     Western Silver Corp. * .........................       1,004,962
    250,000     Wolfden Resources, Inc. * ......................         918,762
    250,000     X-Cal Resources Ltd.* ..........................         128,248
     11,880     Yilgarn Mining Ltd.* ...........................           1,567
                                                                     -----------
                                                                       8,676,452
                                                                     -----------


                        See notes to financial statements
                                      - 6 -


                                  OCM GOLD FUND
             SCHEDULE OF INVESTMENTS - NOVEMBER 30, 2004 (CONTINUED)

--------------------------------------------------------------------------------
SHARES                                                                   VALUE
--------------------------------------------------------------------------------
OTHER 8.0%
    178,000     Endeavour Mining Capital Corp. .................     $   546,380
     50,000     Gold Bullion Ltd.* .............................       2,252,095
     40,000     Royal Gold, Inc. ...............................         708,800
     65,000     streetTRACKS Gold Trust* .......................       2,932,800
                                                                     -----------
                                                                       6,440,075
                                                                     -----------

PRIMARY SILVER PRODUCERS 3.1%
    500,000     Chap Mercantile, Inc.*(OMEGA)#+ ................         287,612
    197,100     Hecla Mining Co.* ..............................       1,338,309
     48,075     Pan American Silver Corp.* .....................         868,026
                                                                     -----------
                                                                       2,493,947
                                                                     -----------

TOTAL COMMON STOCKS
                (cost $41,651,490) .............................      76,619,252
                                                                     -----------

RIGHTS 0.0%
    300,000     Riddarhyttan Resources AB*
                (cost $0) ......................................           4,458
                                                                     -----------




--------------------------------------------------------------------------------
SHARES                                                                   VALUE
--------------------------------------------------------------------------------
WARRANTS 1.2%
     37,500     African Gold Group, Inc.*(OMEGA) ...............     $      --
     68,937     Altius Minerals Corp.*(OMEGA) ..................         118,847
     50,000     Apollo Gold Corp.*(OMEGA) ......................            --
     50,000     Bema Gold Corp.* ...............................         109,326
     50,000     Bolivar Gold Corp.* ............................          48,776
     55,556     Canyon Resources Corp.*(OMEGA) .................            --
    100,000     Capstone Gold Corp.*(OMEGA) ....................            --
     50,000     Cardero Resource Corp.*(OMEGA) .................          52,561
    250,000     Chap Mercantile, Inc.*(OMEGA) ..................            --
     87,500     Desert Sun Mining Corp.*(OMEGA) ................          33,113
     89,000     Endeavour Mining Capital Corp.*(OMEGA) .........            --
    125,000     Geodex Minerals Ltd.*(OMEGA) ...................            --
     75,000     Glencairn Gold Corp.*(OMEGA) ...................            --
    175,000     Globestar Mining Corp.*(OMEGA) .................            --
    100,000     Manhattan Minerals Corp.*(OMEGA) ...............            --
    250,000     Maximus Ventures Ltd.*(OMEGA) ..................            --
     50,000     Mexgold Resources, Inc.*(OMEGA) ................          16,399
     15,000     Miramar Mining Corp.*(OMEGA) ...................            --
     35,000     Nevsun Resources Ltd.*(OMEGA) ..................            --
    150,000     North American Gold, Inc.*(OMEGA) ..............            --
    110,000     Northgate Minerals Corp.* ......................          37,928
     24,038     Pan American Silver Corp.* .....................         221,964
     50,000     Radius Explorations Ltd.*(OMEGA) ...............            --
    112,500     Wheaton River Minerals Ltd.* ...................         221,386
     37,500     Wheaton River Minerals Ltd.* ...................          76,003
                                                                     -----------

TOTAL WARRANTS
                (cost $110,472) ................................         936,303
                                                                     -----------

PREFERRED STOCKS 0.6%
     10,000     Freeport-McMoRan Copper & Gold, Inc.* ..........         458,200
                                                                     -----------

TOTAL PREFERRED STOCKS
                (cost $169,900) ................................         458,200
                                                                     -----------










                        See notes to financial statements
                                      - 7 -


                                  OCM GOLD FUND
            SCHEDULE OF INVESTMENTS - NOVEMBER 30, 2004 (CONTINUED)

--------------------------------------------------------------------------------
PRINCIPAL
AMOUNT                                                                   VALUE
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS 3.1%
$    54,789     First American Treasury Obligations Fund .......     $    54,789

  2,418,000     U.S. Bank, N.A. repurchase agreement,
                1.45%, dated 11/30/04, due 12/1/04,
                repurchase price $2,418,097
                (collateralized by FHLMC Series
                2682 YF, 3.49%, due 10/15/33) ..................       2,418,000
                                                                     -----------






--------------------------------------------------------------------------------

                                                                         VALUE
--------------------------------------------------------------------------------
TOTAL SHORT-TERM INVESTMENTS
       (cost $2,472,789) .......................................     $ 2,472,789

TOTAL INVESTMENTS
       (cost $44,404,651) ............................... 100.4%      80,491,002
LIABILITIES LESS OTHER ASSETS ...........................  (0.4)%       (289,227)
                                                                     -----------
NET ASSETS ..............................................  100.0%    $80,201,775
                                                                     ===========


-------------
*        Non-income producing security.
(OMEGA) Valued at fair value in accordance with procedures established by the Fund's Board of Trustees.
#        Affiliated company (see Note 8).
+ Security was purchased August 5, 2004 under Rule 144A of the Securities Act of 1933. As of November 30, 2004, the security had a cost of $153,780 and a value of $287,612 (0.36% of net assets).





                       SUMMARY OF INVESTMENTS BY COUNTRY

                                                              PERCENT OF
COUNTRY                            MARKET VALUE          INVESTMENT SECURITIES
--------------------------------------------------------------------------------
Australia                         $  3,726,738                   4.6%
Canada                              41,251,365                  51.3
Cayman Islands                         546,380                   0.7
Jersey                               1,775,200                   2.2
Peru                                   587,500                   0.7
South Africa                        12,411,145                  15.4
Sweden                                 365,565                   0.4
United States(1)                    19,827,109                  24.7
--------------------------------------------------------------------------------
TOTAL                             $ 80,491,002                 100.0%
--------------------------------------------------------------------------------
1 Includes short-term securities













                        See notes to financial statements
                                      - 8 -

                                  OCM GOLD FUND
            STATEMENT OF ASSETS AND LIABILITIES - NOVEMBER 30, 2004



ASSETS:
Investments in unaffiliated issuers,
  at value (cost $44,250,871) ..............................       $ 80,203,390
Investments in affiliated issuers,
  at value (cost $153,780) .................................            287,612
Receivable for securities sold .............................            501,223
Receivable for fund shares sold ............................             88,573
Interest and dividends receivable ..........................             27,009
Prepaid expenses and other assets ..........................             17,936
                                                                   ------------
Total assets ...............................................         81,125,743
                                                                   ------------

LIABILITIES:
Payable for securities purchased ...........................             99,833
Payable for fund shares redeemed ...........................            565,770
Due to investment adviser ..................................             41,424
Accrued distribution fees ..................................            147,860
Accrued expenses and other liabilities .....................             69,081
                                                                   ------------
Total liabilities ..........................................            923,968
                                                                   ------------
Net Assets .................................................       $ 80,201,775
                                                                   ============

NET ASSETS CONSIST OF:
Shares of beneficial interest, no par value;
  unlimited shares authorized ..............................       $ 43,951,094
Undistributed net investment loss ..........................           (930,049)
Undistributed net realized gain on investments
  and foreign currency transactions ........................          1,094,379
Net unrealized appreciation on investments
  and foreign currency translations ........................         36,086,351
                                                                   ------------
Net Assets .................................................       $ 80,201,775
                                                                   ============

CALCULATION OF MAXIMUM OFFERING PRICE:
Net asset value and redemption price per share $ ...........              12.76
Maximum sales charge (4.50% of offering price) .............               0.60
                                                                   ------------
Offering price to public ...................................       $      13.36
                                                                   ============
Shares outstanding .........................................          6,286,549
                                                                   ============











                        See notes to financial statements
                                      - 9 -

                                  OCM GOLD FUND
             STATEMENT OF OPERATIONS - YEAR ENDED NOVEMBER 30, 2004


INVESTMENT INCOME:
        Interest ................................................   $    30,679
        Dividends (net of foreign withholding
                taxes of $21,000) ...............................       381,519
                                                                    -----------
                Total investment income .........................       412,198
                                                                    -----------

EXPENSES:
        Investment advisory fees ................................       698,929
        Distribution fees .......................................       612,075
        Fund administration and accounting fees .................        96,005
        Transfer agent fees and expenses ........................        59,625
        Professional fees .......................................        33,668
        Federal and state registration fees .....................        20,862
        Interest expense ........................................        20,332
        Custody fees ............................................        13,807
        Reports to shareholders .................................        11,488
        Trustees' fees ..........................................         2,981
        Other expenses ..........................................        17,127
                                                                    -----------
                Total expenses ..................................     1,586,899
                                                                    -----------
        Less: Expense reimbursement from adviser ................        20,332
                                                                    -----------
                Net expenses ....................................     1,566,567
                                                                    -----------
                Net investment loss .............................    (1,154,369)
                                                                    -----------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
        Net realized gain on investments and foreign
                currency transactions ...........................     1,630,388
        Net change in unrealized appreciation/depreciation
                on investments and foreign currency translations     (8,457,258)
                                                                    -----------
        Net loss on investments .................................    (6,826,870)
                                                                    -----------
        Net decrease in net assets resulting
                from operations .................................   $(7,981,239)
                                                                    ===========














                        See notes to financial statements
                                     - 10 -

                                  OCM GOLD FUND
                      STATEMENTS OF CHANGES IN NET ASSETS


                                                      Year ended       Year ended
                                                        Nov. 30,         Nov. 30,
                                                          2004            2003
                                                     ------------    ------------
OPERATIONS:
        Net investment loss ......................   $ (1,154,369)   $   (755,700)
        Net realized gain on investments
                and foreign currency transactions       1,630,388       3,450,641
        Net change in unrealized appreciation/
                depreciation on investments
                and foreign currency translations      (8,457,258)     34,827,839
                                                     ------------    ------------
        Net increase (decrease) in net assets
                resulting from operations ........     (7,981,239)     37,522,780
                                                     ------------    ------------

DISTRIBUTIONS PAID TO SHAREHOLDERS:
        Dividends from net investment income .....        (84,374)           --
        Distributions paid from net realized gains     (1,230,068)           --
                                                     ------------    ------------
        Total distributions ......................     (1,314,442)           --
                                                     ------------    ------------

FUND SHARE TRANSACTIONS:
        Net proceeds from shares sold ............     15,625,055      19,718,096
        Distributions reinvested .................      1,230,388            --
        Payment for shares redeemed ..............    (11,587,518)     (8,120,758)
                                                     ------------    ------------
        Net increase in net assets from
                fund share transactions ..........      5,267,925      11,597,338
                                                     ------------    ------------
        Total increase (decrease) in net assets ..     (4,027,756)     49,120,118

NET ASSETS, BEGINNING OF YEAR ....................     84,229,531      35,109,413
                                                     ------------    ------------
NET ASSETS, END OF YEAR ..........................   $ 80,201,775    $ 84,229,531
                                                     ============    ============
UNDISTRIBUTED NET INVESTMENT LOSS ................   $   (930,049)   $   (207,762)
                                                     ============    ============

TRANSACTIONS IN SHARES:
        Shares sold ..............................      1,306,325       1,992,966
        Shares issued on reinvestment of
                distributions ....................         88,517            --
        Shares redeemed ..........................       (934,244)       (826,831)
                                                     ------------    ------------
        Net increase in shares outstanding .......        460,598       1,166,135
                                                     ============    ============







                        See notes to financial statements
                                     - 11 -

                                  OCM GOLD FUND
                NOTES TO FINANCIAL STATEMENTS - NOVEMBER 30, 2004


NOTE 1. ORGANIZATION
         PIA Mutual Fund (the "Trust") is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Trust was organized as a Massachusetts business trust on January 6, 1984 and consists of five portfolios: the OCM Gold Fund, the PIA Equity Fund, the PIA Short-Term Government Securities Fund, the PIA Total Return Bond Fund and the PIA BBB Bond Fund (collectively, the "Funds"), each of which has separate assets and liabilities and differing investment objectives. The investment objective for the OCM Gold Fund (the "Fund") is long-term growth of capital through investing primarily in equity securities of domestic and foreign companies engaged in activities related to gold and precious metals.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES
         The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

         SECURITY VALUATION - Portfolio securities that are listed on national securities exchanges are valued at the last sale price as of the close of business of such securities exchanges, or, in the absence of recorded sales, at the average of readily available closing bid and ask prices on such exchanges. NASDAQ National Market(R) and SmallCap(R) securities are valued at the NASDAQ Official Closing Price ("NOCP"). If a NOCP is not issued for a given day, these securities are valued at the average of readily available closing bid and ask prices. Unlisted securities are valued at the average of the quoted bid and ask prices in the over-the-counter market. Short-term investments which mature in less than 60 days are valued at amortized cost (unless the Board of Trustees determines that this method does not represent fair value). Short-term investments which mature after 60 days are valued at market. Securities and other assets for which market quotations are not readily available are valued at fair value as determined in good faith by the investment adviser under procedures established by and under the general supervision and responsibility of the Trust's Board of Trustees. For each investment that is fair valued, the investment adviser considers, to the extent applicable, various factors including, but not limited to, the type of security, the financial condition of the company, comparable companies in the public market, the nature and duration of the cause for a quotation not being readily available and other relevant factors. There can be no assurance that the Fund could obtain the fair value assigned to a security if it was to sell the security at approximately the time at which the Fund determines its net asset value per share.

         REPURCHASE AGREEMENTS - The Fund may enter into repurchase agreements. A repurchase agreement transaction occurs when, at the time the Fund purchases a security, the Fund agrees to resell it to the vendor (normally a commercial bank or a broker-dealer) on an agreed upon date in the future. On a daily basis, the Fund's custodian monitors the value of the collateral, including accrued interest, to ensure it is at least equal to the amount owed to the Fund under each repurchase agreement. All collateral is held by the Fund's custodian.

         FOREIGN CURRENCY - Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.
         The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net unrealized and realized gain or loss from investments.
         Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair value of assets and liabilities, other than investments in securities at fiscal year end, resulting from changes in exchange rates.

         FEDERAL INCOME TAXES - It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to shareholders. The Fund's adviser has agreed to reimburse the Fund for interest expenses on (proforma income taxes) of $20,332 related to the unrealized gains on Passive Foreign Investment Company securities (PFIC) identified in a year subsequent to purchase.

         EXPENSES - The Fund is charged for those expenses that are directly attributable to the Fund, such as investment advisory and custodian fees. Expenses that are not directly attributable to the Fund are typically allocated among the Funds in proportion to their respective net assets.

         SECURITIES TRANSACTIONS AND INVESTMENT INCOME - Securities transactions are accounted for on a trade date basis. Discounts and premiums on securities purchased are amortized over the life of the respective security. Realized gains and losses on sales of securities are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis.

                                  OCM GOLD FUND
          NOTES TO FINANCIAL STATEMENTS - NOVEMBER 30, 2004 (CONTINUED)


         DISTRIBUTIONS TO SHAREHOLDERS - Distributions to shareholders are recorded on the ex-dividend date. The Fund declares and pays dividends of net investment income, if any, annually and distributes net realized gains, if any, annually. The amount and character of income and net realized gains to be distributed are determined in accordance with federal income tax rules and regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent that these differences are attributable to permanent book and tax accounting differences, the components of net assets have been adjusted.

         REDEMPTION FEE - A 1.50% redemption fee is retained by the Fund to offset transaction costs and other expenses associated with short-term investing. The fee is imposed on redemptions or exchanges of shares held less than three months from their purchase date. The Fund records the fee as a credit to paid-in-capital. For the year ended November 30, 2004, the Fund received $6,706 in redemption fees.

         GUARANTEES AND INDEMNIFICATIONS - In the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims against the Fund that have not yet occurred. Based on experience, the Fund expects the risk of loss to be remote.

         USE OF ESTIMATES - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

         RECLASSIFICATIONS - Certain amounts in the 2003 financial statements have been reclassified to conform with the 2004 presentation.

NOTE 3. INVESTMENT ADVISORY AGREEMENT
         The Fund has an investment advisory agreement with Orrell Capital Management, Inc. ("OCM"). Under the agreement, the Fund pays OCM a fee computed daily and payable monthly, at the following annual rates based upon average daily net assets:

        ASSETS                                             FEE RATE
        ------                                             --------
        $0 to $50 million ..............................    1.000%
        $50 million to $75 million .....................    0.875%
        $75 million to $100 million ....................    0.750%
        $100 million to $150 million ...................    0.625%
        $150 million to $250 million ...................    0.500%
        Over $250 million ..............................    0.375%

         For the year ended November 30, 2004, OCM voluntarily agreed to limit the total expenses of the Fund to an annual rate of 2.99% of average net assets.

NOTE 4. DISTRIBUTION AGREEMENT AND PLAN
         The Trust has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended. The Plan authorizes the Fund to reimburse the distributor for marketing expenses incurred in distributing shares of each Fund, including the cost of printing sales material and making payments to dealers of the Fund's shares, in any fiscal year, subject to a limit of 0.99% of average daily net assets.
         Syndicated Capital, Inc. serves as the Distributor of the Fund's shares. The President and sole shareholder of the Distributor is also a Trustee of the Trust. During the year ended November 30, 2004, the Distributor earned $7,561 from commissions on sales of the Fund's capital stock.

NOTE 5. PURCHASES AND SALES OF SECURITIES
         Purchases and sales of investment securities (excluding short-term securities and U.S. government obligations) for the year ended November 30, 2004 were $12,974,312 and $8,337,769, respectively. There were no purchases or sales of U.S. government obligations.

NOTE 6. FEDERAL INCOME TAX INFORMATION
         At November 30, 2004, gross unrealized appreciation and depreciation of investments owned by the Fund, based on cost for federal income tax purposes were as follows:

        Cost of investments ..............................    $ 45,951,826
                                                              ============
        Unrealized appreciation ..........................    $ 35,733,153
        Unrealized depreciation ..........................      (1,193,977)
                                                              ------------
        Net unrealized appreciation on investments .......    $ 34,539,176
                                                              ============

                                  OCM GOLD FUND
          NOTES TO FINANCIAL STATEMENTS - NOVEMBER 30, 2004 (CONTINUED)


         The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses in security transactions.
         The tax character of distributions paid during the fiscal years ended November 30, 2004 and 2003 was as follows:

                                                     2004               2003
     Ordinary income ..........................   $   84,374        $       --
     Net long-term capital gains ..............    1,230,068                --
                                                  ----------        -----------
     Total distributions ......................   $1,314,442        $       --
                                                  ==========        ===========

         Ordinary income distributions may include dividends paid from short-term capital gains. As of November 30, 2004 the components of accumulated earnings on a tax basis were as follows:

      Undistributed ordinary income .....................   $  1,516,936
      Undistributed long-term gains .....................      1,013,596
                                                            ------------
      Tax accumulated earnings ..........................      2,530,532
      Accumulated capital and other losses ..............       (819,027)
      Unrealized appreciation on investments ............     34,539,176
                                                            ------------
      Total accumulated earnings ........................   $ 36,250,681
                                                            ============

         At November 30, 2004, the Fund had realized capital losses from transactions between November 1, 2004 and November 30, 2004 of $819,027. Post-October capital losses for tax purposes are deferred and will be recognized in 2005 and are included in tax accumulated capital and other losses for the Fund.

NOTE 7. OFFERING PRICE PER SHARE
         A maximum front-end sales charge of 4.50% is imposed on purchases of the Fund's shares. For the year ended November 30, 2004, the Trust was advised that the Distributor received $44,400 of sales charges from sales of the Fund's shares.

NOTE 8. TRANSACTIONS WITH AFFILIATES
         The following is an analysis of transactions for the year ended November 30, 2004 in the Fund with "affiliated companies" as defined by the Investment Company Act of 1940:

                                                                                         AMOUNT OF GAIN (LOSS)
                                            SHARE ACTIVITY          AMOUNT OF DIVIDENDS  REALIZED ON SALE OF
                                     -----------------------------  CREDITED TO INCOME       SHARES FOR THE
                         BALANCE                           BALANCE   FOR THE YEAR ENDED        YEAR ENDED
SECURITY NAME           11/30/03     PURCHASES   SALES    11/30/04  NOVEMBER 30, 2004      NOVEMBER 30, 2004
-------------           --------     ---------   -----    --------  -----------------      -----------------
Chap Merchantile, Inc.     --         500,000     --       500,000          --                      --


NOTE 9. SUBSEQUENT EVENT
         At a special meeting of shareholders on December 23, 2004, the shareholders of the PIA Short-Term Government Securities Fund, the PIA Total Return Bond Fund, the PIA BBB Bond Fund and the PIA Equity Fund (collectively, the "PIA Funds") approved the reorganization of the PIA Funds into corresponding series of the Advisors Series Trust. Upon completion of the reorganization, the Trust changed its name to OCM Mutual Fund and is comprised solely of the Fund.

NOTE 10. OTHER TAX INFORMATION (UNAUDITED)
         For the year ended November 30, 2004, 5% of dividends paid from net investment income qualifies for the dividend received deduction available to corporate shareholders of the Fund. For shareholders in the Fund, 25.82% of dividend income distributed for the year ended November 30, 2004 is designated as qualified dividend income under the Jobs and Growth Relief Act of 2003.

                                 OCM GOLD FUND
                              FINANCIAL HIGHLIGHTS


                                            Year Ended     Year Ended    Year Ended     Year Ended    Year Ended
                                              Nov. 30,       Nov. 30,      Nov. 30,       Nov. 30,      Nov. 30,
                                                2004           2003          2002           2001          2000
                                           ---------------------------------------------------------------------

PER SHARE OPERATING PERFORMANCE
(For a share outstanding throughout each year)

Net asset value, beginning of year .....   $    14.46     $     7.53     $     4.71     $     3.52     $    4.75
                                           ----------     ----------     ----------     ----------     ---------

INCOME FROM INVESTMENT OPERATIONS:
Net investment loss ....................        (0.18)         (0.12)         (0.09)         (0.04)        (0.05)
Net realized and unrealized gain
  (loss) on investments and foreign
  currency transactions ................        (1.30)          7.05           2.91           1.23         (1.18)
                                           ----------     ----------     ----------     ----------     ---------
Total from investment operations .......        (1.48)          6.93           2.82           1.19         (1.23)
                                           ----------     ----------     ----------     ----------     ---------

LESS DISTRIBUTIONS:
Dividends from net investment income ...        (0.01)          --             --             --            --
Distribution from net realized gains ...        (0.21)          --             --             --            --
                                           ----------     ----------     ----------     ----------     ---------
Total distributions ....................        (0.22)          --             --             --            --
                                           ----------     ----------     ----------     ----------     ---------
Net asset value, end of year ...........   $    12.76     $    14.46     $     7.53     $     4.71     $    3.52
                                           ==========     ==========     ==========     ==========     =========


TOTAL RETURN* ..........................       (10.31)%        92.03%         59.87%         33.81%       (25.89)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000's) .....   $   80,202     $   84,230     $   35,109     $   17,924     $   9,240
Ratio of expenses to average net assets:
  Net of waivers and reimbursements ....         2.15%          2.39%          2.66%          2.60%         2.44%
  Before waivers and reimbursements ....         2.17%          2.39%          2.66%          2.60%         2.99%
Ratio of net investment loss to
  average net assets:
  Net of waivers and reimbursements ....        (1.58)%        (1.42)%        (1.46)%        (1.14)%       (1.19)%
  Before waivers and reimbursements ....        (1.60)%        (1.42)%        (1.46)%        (1.14)%       (1.74)%
Portfolio turnover rate ................           12%            17%            32%             5%            3%



----------
* Assumes no sales charge.



                        See notes to financial statements
                                     - 15 -

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of PIA Mutual Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statement of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of OCM Gold Fund, a series of PIA Mutual Fund (the "Trust") at November 30, 2004, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 2004 by correspondence with the custodian, provide a reasonable basis for our opinion.




/s/ PRICEWATERHOUSECOOPERS LLP
------------------------------
PricewaterhouseCoopers LLP
Milwaukee, Wisconsin
January 25, 2005

                                  OCM GOLD FUND
    EXPENSE EXAMPLE - FOR THE SIX MONTHS ENDED NOVEMBER 30, 2004 (UNAUDITED)


         As a shareholder of the OCM Gold Fund (the "Fund"), you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees on certain redemptions; and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
         The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from June 1, 2004 to November 30, 2004 (the "period").

ACTUAL EXPENSES
         The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 equals 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid on your account during the period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
         The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.
         Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and redemption fees. Therefore, the second line of the table is useful in comparing the ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs could have been higher.

EXPENSES PAID DURING THE PERIOD
                                                                 EXPENSES PAID
                        BEGINNING ACCOUNT    ENDING ACCOUNT       DURING THE
                              VALUE              VALUE           PERIOD ENDED
                          JUNE 1, 2004     NOVEMBER 30, 2004  NOVEMBER 30, 2004*
                          ------------     -----------------  ------------------

Actual                   $   1,000.00        $   1,161.10        $   10.81
Hypothetical (5% return
  before expenses)           1,000.00            1,015.05            10.08

-----------
* Expenses are equal to the Fund's annualized expense ratio of 2.00% for the period, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

                                 OCM GOLD FUND



                               PERFORMANCE RESULTS
                          YEAR ENDED NOVEMBER 30, 2004
               (ALL PERFORMANCE MEASUREMENTS REFLECT THE MAXIMUM
                   SALES LOAD CHARGES FOR EACH PERIOD SHOWN.)

AVERAGE ANNUAL TOTAL RETURNS                           VALUE ON 11/30/04
1 year      (14.34%)                                 OCM Gold Fund       $14,976
5 year       21.15%                                  S&P 500(R) Index    $18,182
Inception     5.20%                                  Philadelphia Gold
                                                       & Silver Index    $10,146

$10,000 INVESTMENT MADE 12/13/96 (DATE ORRELL BECAME INVESTMENT ADVISER)(1)

                                                     Philadelphia
                        OCM Gold       S&P 500       Gold & Silver

          12/13/96        9,550        10,000           10,000
          11/30/97        5,878        13,340            6,037
          11/30/98        5,751        16,496            6,096
          11/30/99        5,485        19,943            5,864
          11/30/00        4,065        19,102            4,218
          11/30/01        5,439        16,767            4,783
          11/30/02        8,695        13,998            5,863
          11/30/03       16,697        16,111           10,310
          11/30/04       14,976        18,182           10,146

The returns shown include the reinvestment of all dividends, but do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is not indicative of future results.

The Philadelphia gold and silver share index (XAU) is an unmanaged index of 12 gold and silver shares listed on U.S. exchanges and is generally considered as representative of the gold and silver share market.

The S&P 500(R) Index is a broad unmanaged index generally considered as representative of the U.S. equity market.

(1) Previous periods during which time the Fund was advised by another investment adviser are not shown.




INVESTMENTS BY SECTOR
AS A PERCENTAGE OF NET ASSETS

 [THE FOLLOWING TABLE WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL.]

             Major Gold Producers                            36.4%
             Intermediate/Mid-Tier Gold Producers            25.6%
             Junior Gold Producers                           12.7%
             Exploration and Development Companies           11.1%
             Other                                            8.0%
             Primary Silver Producers                         3.4%
             Cash and Other Assets                            2.8%


   A description of the Fund's proxy voting policies and procedures and a record of the Fund's proxy votes for the year ended June 30, 2004 are available without charge, upon request by calling toll free 1-800-779-4681 and on the Securities and Exchange Commission's (SEC) website at http://www.sec.gov.

   The Fund will file its complete schedule of investments with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q will be available on the EDGAR database on the SEC's website at http://www.sec.gov. These Forms may also be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information about the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

OCM GOLD FUND
TRUSTEE AND OFFICER INFORMATION

INDEPENDENT TRUSTEES
----------------------------------------------------------------------------------------------------------------------

                                                                                        NUMBER OF
                                           TERM OF                                      PORTFOLIOS IN  OTHER
                                           OFFICE(1)                                    FUND COMPLEX   DIRECTORSHIPS
                          POSITION(S)      AND LENGTH OF  PRINCIPAL OCCUPATION(S)       OVERSEEN       HELD BY
NAME, ADDRESS AND AGE     HELD WITH FUND   TIME SERVED    DURING PAST 5 YEARS           BY TRUSTEE     TRUSTEE
---------------------     --------------   -----------    -------------------           ----------     -------
BEATRICE P. FELIX         Trustee          Served as      Sales Agent, Roland Land      5              None
1011 4th Street, #218                      Trustee since  Realty (1994 - present)
Santa Monica, CA 90403                     1996
Age: 45


ANN LOUISE MARINACCIO     Trustee          Served as      Sales Associate,              5              None
1 Norwood Road                             Trustee since  Saks Fifth Avenue
Springfield, NJ 07081                      1996           (1986 - present)
Age: 64


ROBERT I. WEISBERG        Trustee          Served as      President and Managing        5              Environmental
41 West Shore Road                         Trustee since  Partner, Alco Financial                      Power, Inc.,
Belvedere, CA 94920                        1996           Services, LLC                                Titan General
Age: 57                                                   (1997 - present)                             Holdings, Inc.


JOHN CRARY                Trustee          Served as      President of Crary            5              microHelix, Inc.
1536 Holmes Street                         Trustee since  Enterprises, LLC,                            and Scheid
Livermore, CA 94550                        2004           a private investment company                 Vineyards,Inc.
Age: 51                                                   (1999 - present)

INTERESTED TRUSTEES AND OFFICERS
----------------------------------------------------------------------------------------------------------------------


                                                                                        NUMBER OF
                                           TERM OF                                      PORTFOLIOS IN  OTHER
                                           OFFICE(1)                                    FUND COMPLEX   DIRECTORSHIPS
                          POSITION(S)      AND LENGTH OF  PRINCIPAL OCCUPATION(S)       OVERSEEN       HELD BY
NAME, ADDRESS AND AGE     HELD WITH FUND   TIME SERVED    DURING PAST 5 YEARS           BY TRUSTEE     TRUSTEE
---------------------     --------------   -----------    -------------------           ----------     -------

JOSEPH LLOYD MCADAMS,     Trustee,         Served as      Chairman of the Board and     5              None
  JR.(2)                  Chairman,        Trustee and    Chief Investment Officer, Pacific
1299 Ocean Avenue         President and    Chairman       Income Advisers, Inc. (1986 - present);
Suite 210                 Treasurer        since 1996;    Chairman of the Board, Chief
Santa Monica, CA 90401                     Served as      Executive Officer and President,
Age:     59                                President and  Syndicated Capital, Inc. (1987 -
                                           Treasurer      present); Chairman of the Board
                                           since 2004     and Chief Executive Officer,
                                                          Anworth Mortgage Asset Corp.
                                                          (1998 - present)

GREGORY M. ORRELL(3)      Trustee          Served as      President of Orrell Capital   5              None
1536 Holmes Street                         Trustee        Management, Inc.
Livermore, CA 94550                        since 2004     since 1991
Age:     43



                                           - 19 -


INTERESTED TRUSTEES AND OFFICERS (CONTINUED)
----------------------------------------------------------------------------------------------------------------------


                                                                                        NUMBER OF
                                           TERM OF                                      PORTFOLIOS IN  OTHER
                                           OFFICE(1)                                    FUND COMPLEX   DIRECTORSHIPS
                          POSITION(S)      AND LENGTH OF  PRINCIPAL OCCUPATION(S)       OVERSEEN       HELD BY
NAME, ADDRESS AND AGE     HELD WITH FUND   TIME SERVED    DURING PAST 5 YEARS           BY TRUSTEE     TRUSTEE
---------------------     --------------   -----------    -------------------           ----------     -------
FLAVEN BUTLER             Secretary        Served as      Assistant Vice President,      N/A           N/A
1299 Ocean Avenue                          Secretary      Pacific Income Advisers, Inc.
Suite 210                                  since 2001     (1994 - present)
Santa Monica, CA 90401
Age: 31


H. MITCHELL HARPER        Chief            Served as      Senior Vice President,       N/A           N/A
1299 Ocean Avenue         Compliance       Chief          JP Morgan Chase (1987-2001);
Suite 210                 Officer          Compliance     Independent Consultant
Santa Monica, CA 90401                     Officer since  (2001-2002); Senior
Age: 59                                    2004           Vice President, Pacific
                                                          Income Advisers, Inc.

                                                          (2002 - present)
-------------
(1) Each Trustee serves an indefinite term until the election of a successor. Each Officer serves an indefinite term, renewed annually, until the election of a successor.
(2) Mr. McAdams is considered an Interested Trustee of the Trust within the meaning of the Investment Company Act of 1940, as amended, because of his affiliation with Pacific Income Advisers, Inc. and Syndicated Capital, Inc.
(3) Mr. Orrell is considered an Interested Trustee of the Trust within the meaning of the Investment Company Act of 1940, as amended, because of his affiliation with Orrell Capital Management, Inc. Effective December 23, 2004, Beatrice Felix, Ann Louise Marinaccio, Robert Weisberg and Joseph Lloyd McAdams, Jr. resigned as trustees of the Fund. On the same date, Joseph Lloyd McAdams, Jr. and Flaven Butler resigned as officers of the Fund.

      THE STATEMENT OF ADDITIONAL INFORMATION INCLUDES ADDITIONAL INFORMATION ABOUT THE TRUSTEES AND IS AVAILABLE UPON REQUEST, WITHOUT CHARGE, BY CALLING 1-800-628-9403.

                                  OCM Gold Fund
                                Distributed by:

                            Syndicated Capital, Inc.
                          1299 Ocean Avenue, Suite 210
                             Santa Monica, CA 90401

                                                               PIA LOGO


                                                          PIA BBB BOND FUND

                                                     A PIA MUTUAL FUND PORTFOLIO


























                                                             ANNUAL REPORT

                                                           NOVEMBER 30, 2004

Dear Shareholder:

We are pleased to provide you with our annual report for the PIA BBB Bond Fund which is available only to clients of Pacific Income Advisers which is the adviser. Our fiscal year ended on November 30, 2004.

While the fund was organized in September 2003, we invested the fund's assets in treasury securities only until the first quarter of 2004. The return of the BBB Fund for the nine month period ending November 2004 was 1.96% compared to the Lehman Baa Credit Index return of 2.15%. During the same period, the Lehman Aggregate Index provided a return of 1.46%.

For the year ending November 2004, the return for the PIA BBB Bond Fund, including the reinvestment of dividends and capital gains was 4.57%. During the same one year period, the Lehman Baa Credit Index and Lehman Aggregate Index rose by 6.09% and 4.44%, respectively.

We believe that the PIA BBB Bond Fund provides our clients with a very cost effective means of investing in a broadly diversified portfolio of BBB rated bonds. Since BBB rated bonds have over long periods provided higher returns to investors than most higher rated bonds, we believe that the Fund's broadly diversified investments in BBB rated bonds will help the Fund's shareholders achieve their goals.

The fund is a cost effective vehicle to do this because, as described in our prospectus, PIA pays all expenses incurred by the Fund so our clients incur no additional expense relative to their investment in the Fund.

As of November 30, 2004, BBB rated bonds as measured by the Lehman Baa Credit Index provided a yield to maturity of 5.22% while the yield of the Lehman Aggregate Index was 4.50% which represents a difference of 0.72%.

The economic recovery continues along with corporate profits. Inflation remains subdued in spite of sizable increases in commodity prices. The Federal Deficit increased to over $400 billion which will increase the size of treasury auctions and put upward pressure on rates. The U. S. dollar declined close to the lowest level in a decade. Geopolitical risk is still a concern. The Federal Reserve began to tighten monetary policy in June by raising the funds rate from a multi decade low of 1.0 % to 2.0% by November. It is anticipated that the Federal Reserve will continue tightening monetary policy into 2005. Yields on 2 and 5 year treasury bonds rose 95 and 33 basis points respectively. The longer end of the treasury yield curve declined by 12 basis points in yield.

Please take a moment to review your fund(s)' statement of assets and the results of operations for the one year period ended November 30. We look forward to reporting to you again in mid 2005.




/S/ LLOYD MCADAMS
-----------------
Lloyd McAdams
CHAIRMAN OF THE BOARD

                        PIA MUTUAL FUND PIA BBB BOND FUND
                  SCHEDULE OF INVESTMENTS - NOVEMBER 30, 2004


--------------------------------------------------------------------------------
PRINCIPAL AMOUNT                                                         VALUE
--------------------------------------------------------------------------------
CORPORATE BONDS & NOTES 95.5%
AEROSPACE/DEFENSE 3.0%
$  402,000   Lockheed Martin Corp. 7.75%, due 5/1/26 ..............   $  493,694
   395,000   Northrup Grumman Corp. 7.75%, due 2/15/31 ............      491,138
   412,000   Raytheon Co. 8.30%, due 3/1/10 .......................      485,745
                                                                      ----------
                                                                       1,470,577
                                                                      ----------

AUTO MANUFACTURERS 3.8%
 1,075,000   DaimlerChrysler NA Holding Corp. 7.30%, due 1/15/12 ..    1,210,007
   718,000   Ford Motor Co. 6.625%, due 10/1/28 ...................      650,464
                                                                      ----------
                                                                       1,860,471
                                                                      ----------

AUTO PARTS & EQUIPMENT 0.9%
   435,000   Delphi Corp. 6.50%, due 5/1/09 .......................      452,237
                                                                      ----------

BANKS 1.0%
   472,000   PNC Funding Corp. 5.25%, due 11/15/15 ................      473,351
                                                                      ----------

BUILDING MATERIALS 1.2%
   550,000   Masco Corp. 6.75%, due 3/15/06 .......................      575,288
                                                                      ----------

CHEMICALS 2.0%
   431,000   Eastman Chemical Co. 7.00%, due 4/15/12 ..............      486,319
   405,000   Rohm & Haas Co. 7.85%, due 7/15/29 ...................      510,870
                                                                      ----------
                                                                         997,189
                                                                      ----------

COMMERCIAL SERVICES 1.0%
   423,000   Cendant Corp. 7.375%, due 1/15/13 ....................      484,611
                                                                      ----------

CONSTRUCTION 1.2%
   590,000   Pulte Homes, Inc. 6.375%, due 5/15/33 ................      569,136
                                                                      ----------



--------------------------------------------------------------------------------
PRINCIPAL AMOUNT                                                         VALUE
--------------------------------------------------------------------------------
DIVERSIFIED FINANCIAL SERVICES 14.7%
$  525,000   Capital One Bank 5.75%, due 9/15/10 ..................   $  552,765
 1,765,000   Ford Motor Credit Co. 6.50%, due 1/25/07 .............    1,837,511
 1,055,000   Ford Motor Credit Co. 7.375%, due 2/1/11 .............    1,129,651
 1,404,000   General Motors Acceptance Corp. 6.15%, due 4/5/07 ....    1,447,215
   995,000   General Motors Acceptance Corp. 6.875%, due 9/15/11 ..    1,016,264
   690,000   General Motors Acceptance Corp. 8.00%, due 11/1/31 ...      693,346
   495,000   MBNA Corp. 7.50%, due 3/15/12 ........................      567,993
                                                                      ----------
                                                                       7,244,745
                                                                      ----------

DIVERSIFIED MANUFACTURING 1.2%
   545,000   Tyco International Group SA 6.00%, due 11/15/13 ......      587,796
                                                                      ----------

ELECTRIC 11.3%
   470,000   American Electric Power Co., Inc. 6.125%, due 5/15/06       488,354
   455,000   Cincinnati Gas & Electric Co. 5.70%, due 9/15/12 .....      476,723
   450,000   Constellation Energy Group 7.60%, due 4/1/32 .........      531,929
   465,000   Dominion Resources, Inc. 8.125%, due 6/15/10 .........      545,330
   300,000   DTE Energy Co. 6.45%, due 6/1/06 .....................      313,303
   300,000   MidAmerican Energy Holdings Co. 3.50%, due 5/15/08 ...      293,532
   485,000   Pacific Gas & Electric 6.05%, due 3/1/34 .............      490,484
   430,000   Pepco Holdings, Inc. 5.50%, due 8/15/07 ..............      446,962
   423,000   Progress Energy, Inc. 7.10%, due 3/1/11 ..............      472,933
   378,000   PSEG Power LLC 8.625%, due 4/15/31 ...................      481,108





                        See notes to financial statements
                                      - 2 -


                        PIA MUTUAL FUND PIA BBB BOND FUND
             SCHEDULE OF INVESTMENTS - NOVEMBER 30, 2004 (CONTINUED)


--------------------------------------------------------------------------------
PRINCIPAL AMOUNT                                                         VALUE
--------------------------------------------------------------------------------
ELECTRIC (CONTINUED)
$  460,000   Southern California Edison Co. 6.00%, due 1/15/34 ....   $  476,990
   500,000   XCEL Energy, Inc. 7.00%, due 12/1/10 .................      563,110
                                                                      ----------
                                                                       5,580,758
                                                                      ----------

ENVIRONMENTAL CONTROL 1.0%
   414,000   Waste Management, Inc. 7.75%, due 5/15/32 ............      499,684
                                                                      ----------

FOOD 6.0%
   527,000   Albertson's, Inc. 7.45%, due 8/1/29 ..................      601,933
   445,000   Conagra Foods, Inc. 6.00%, due 9/15/06 ...............      464,688
   350,000   General Mills, Inc. 2.625%, due 10/24/06 .............      344,044
   414,000   Kellogg Co. 7.45%, due 4/1/31 ........................      506,557
   517,000   Kroger Co. 6.20%, due 6/15/12 ........................      559,965
   437,000   Safeway, Inc. 6.50%, due 3/1/11 ......................      474,931
                                                                      ----------
                                                                       2,952,118
                                                                      ----------

FOREST PRODUCTS & PAPER 2.9%
   530,000   International Paper Co. 6.75%, due 9/1/11 ............      590,988
   527,000   MeadWestvaco Corp. 6.85%, due 4/1/12 .................      591,893
   225,000   Weyerhaeuser Co. 6.125%, due 3/15/07 .................      237,255
                                                                      ----------
                                                                       1,420,136
                                                                      ----------

INSURANCE 1.0%
   385,000   AXA 8.60%, due 12/15/30 ..............................      495,374
                                                                      ----------




--------------------------------------------------------------------------------
PRINCIPAL AMOUNT                                                         VALUE
--------------------------------------------------------------------------------
MEDIA 11.1%
$  590,000   Clear Channel Communications, Inc. 6.00%, due 11/1/06    $  614,328
   757,000   Comcast Cable Communications, Inc. 6.20%, due 11/15/08      814,496
   500,000   Comcast Corp. 7.05%, due 3/15/33 .....................      556,509
   428,000   Cox Communications, Inc. 7.125%, due 10/1/12 .........      471,451
   402,000   Liberty Media Corp. 8.50%, due 7/15/29 ...............      466,619
   515,000   News America, Inc. 6.625%, due 1/9/08 ................      556,339
   615,000   Time Warner, Inc. 6.125%, due 4/15/06 ................      638,487
   810,000   Time Warner, Inc. 6.875%, due 6/15/18 ................      893,100
   450,000   Walt Disney Co. 6.75%, due 3/30/06 ...................      470,492
                                                                      ----------
                                                                       5,481,821
                                                                      ----------

OIL & GAS 7.8%
   425,000   Anadarko Finance Co. 6.75%, due 5/1/11 ...............      474,681
   500,000   Burlington Resources Finance Co. 5.60%, due 12/1/06 ..      519,221
   424,000   Devon Financing Corp., U.L.C. 6.875%, due 9/30/11 ....      478,121
   542,000   Marathon Oil Corp. 6.80%, due 3/15/32 ................      596,294
   361,000   Occidental Petroleum Corp. 8.45%, due 2/15/29 ........      479,630
   404,000   Transocean, Inc. 7.50%, due 4/15/31 ..................      479,161
   325,000   Union Oil Co. of California 7.35%, due 6/15/09 .......      364,885
   404,000   Valero Energy Corp. 7.50%, due 4/15/32 ...............      474,232
                                                                      ----------
                                                                       3,866,225
                                                                      ----------









                        See notes to financial statements
                                      - 3 -


                        PIA MUTUAL FUND PIA BBB BOND FUND
             SCHEDULE OF INVESTMENTS - NOVEMBER 30, 2004 (CONTINUED)


--------------------------------------------------------------------------------
PRINCIPAL AMOUNT                                                         VALUE
--------------------------------------------------------------------------------
PIPELINES 1.1%
$  485,000   Kinder Morgan, Inc. 6.80%, due 3/1/08 ................   $  524,394
                                                                      ----------

PRINTING 1.0%
   475,000   Quebecor World Capital Corp. 6.125%, due 11/15/13 ....      491,269
                                                                      ----------

REAL ESTATE 5.1%
   511,000   EOP Operating LP 7.75%, due 11/15/07 .................      565,468
   582,000   ERP Operating LP 6.95%, due 3/2/11 ...................      649,121
   423,000   Healthcare Realty Trust 8.125%, due 5/1/11 ...........      490,642
   300,000   Hospitality Properties 6.75%, due 2/15/13 ............      321,145
   445,000   Simon Property Group LP 6.375%, due 11/15/07 .........      475,080
                                                                      ----------
                                                                       2,501,456
                                                                      ----------

RETAIL 2.0%
   445,000   Federated Department Stores, Inc. 6.90%, due 4/1/29 ..      486,485
   435,000   May Department Stores Co. 7.90%, due 10/15/07 ........      479,516
                                                                      ----------
                                                                         966,001
                                                                      ----------

SAVINGS & LOANS 0.9%
   485,000   Washington Mutual, Inc. 4.625%, due 4/1/14 ...........      457,534
                                                                      ----------




--------------------------------------------------------------------------------
PRINCIPAL AMOUNT                                                         VALUE
--------------------------------------------------------------------------------
TELECOMMUNICATIONS 10.3%
$  680,000   AT&T Wireless Services, Inc. 7.875%, due 3/1/11 ......   $  796,315
   511,000   British Telecom PLC 8.375%, due 12/15/10* ............      609,271
   430,000   CenturyTel, Inc. 8.375%, due 10/15/10 ................      503,750
   494,000   Deutsche Telekom International Finance BV
               5.25%, due 7/22/13 .................................      501,782
   515,000   France Telecom SA 8.50%, due 3/1/11* .................      611,752
   395,000   Koninklijke KPN NV 8.00%, due 10/1/10 ................      463,882
   420,000   Motorola, Inc. 7.625%, due 11/15/10 ..................      485,771
   935,000   Sprint Capital Corp. 7.625%, due 1/30/11 .............    1,079,040
                                                                      ----------
                                                                       5,051,563
                                                                      ----------

TRANSPORTATION 4.0%
   398,000   CSX Corp. 7.95%, due 5/1/27 ..........................      490,373
   560,000   FedEx Corp. 3.50%, due 4/1/09 ........................      545,584
   450,000   Norfolk Southern Corp. 7.35%, due 5/15/07 ............      485,614
   500,000   Union Pacific Corp. 3.625%, due 6/1/10 ...............      478,204
                                                                      ----------
                                                                       1,999,775
                                                                      ----------















                        See notes to financial statements
                                      - 4 -



                        PIA MUTUAL FUND PIA BBB BOND FUND
             SCHEDULE OF INVESTMENTS - NOVEMBER 30, 2004 (CONTINUED)


--------------------------------------------------------------------------------
PRINCIPAL AMOUNT                                                         VALUE
--------------------------------------------------------------------------------
TOTAL CORPORATE BONDS & NOTES
  (cost $46,252,014) ..............................................  $47,003,509
                                                                     -----------

U.S. GOVERNMENT
INSTRUMENTALITIES 1.1%
U.S. TREASURY BONDS 0.2%
$  100,000   U.S. Treasury Bond 5.375%, due 2/15/31 ...............      105,281
                                                                     -----------

U.S. TREASURY NOTES 0.9%
   415,000   U.S. Treasury Note 4.75%, due 5/15/14 ................      427,904
                                                                     -----------

TOTAL U.S. GOVERNMENT INSTRUMENTALITIES
  (cost $538,152) .................................................      533,185
                                                                     -----------






--------------------------------------------------------------------------------
PRINCIPAL AMOUNT                                                         VALUE
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS 2.4%
$      758   First American Treasury                                  $      758
             Obligations Fund
 1,197,000   U.S. Bank, N.A. repurchase agreement,
             1.45%, dated 11/30/04, due 12/1/04, repurchase price
             $1,197,048 (collateralized by FHLMC Pool C01528,
             5.00%, due 4/1/33) ...................................    1,197,000
                                                                     -----------

TOTAL SHORT-TERM INVESTMENTS
             (cost $1,197,758) ....................................    1,197,758
                                                                     -----------

TOTAL INVESTMENTS
             (cost $47,987,924) ............................  99.0%   48,734,452
OTHER ASSETS LESS LIABILITIES ..............................   1.0%      493,599
                                                                     -----------
TOTAL NET ASSETS ........................................... 100.0%  $49,228,051
                                                                     ===========


---------

* Variable rate note. Rate shown reflects the rate in effect at November 30, 2004.









                        See notes to financial statements
                                      - 5 -

                        PIA MUTUAL FUND PIA BBB BOND FUND
            STATEMENT OF ASSETS AND LIABILITIES - NOVEMBER 30, 2004




ASSETS:
  Investments in securities, at value (cost $47,987,924) .......     $48,734,452
  Receivable for fund shares sold ..............................          49,893
  Due from investment adviser ..................................          46,082
  Interest receivable ..........................................         676,426
  Prepaid expenses and other assets ............................           7,164
                                                                     -----------
    Total assets ...............................................      49,514,017
                                                                     -----------

LIABILITIES:
  Payable for fund shares purchased ............................          54,257
  Dividends payable ............................................         193,148
  Accrued expenses and other liabilities .......................          38,561
                                                                     -----------
    Total liabilities ..........................................         285,966
                                                                     -----------
    Net Assets .................................................     $49,228,051
                                                                     ===========

NET ASSETS CONSIST OF:
  Shares of beneficial interest, no par value;
    unlimited shares authorized ................................     $48,440,447
  Undistributed net investment income ..........................           6,845
  Undistributed net realized gain on investments ...............          34,231
  Net unrealized appreciation on investments ...................         746,528
                                                                     -----------
    Net Assets .................................................     $49,228,051
                                                                     ===========

NET ASSET VALUE, OFFERING PRICE AND
  REDEMPTION PRICE PER SHARE ...................................     $      9.94
                                                                     ===========
SHARES OUTSTANDING .............................................       4,951,005
                                                                     ===========

















                        See notes to financial statements
                                      - 6 -

                        PIA MUTUAL FUND PIA BBB BOND FUND
             STATEMENT OF OPERATIONS - YEAR ENDED NOVEMBER 30, 2004





INVESTMENT INCOME:
  Interest ....................................................     $ 1,123,323
                                                                    -----------
    Total investment income ...................................       1,123,323
                                                                    -----------

EXPENSES:
  Fund administration and accounting fees .....................          59,380
  Professional fees ...........................................          30,988
  State registration fees .....................................          26,832
  Transfer agent fees and expenses ............................          21,853
  Pricing expense .............................................          10,777
  Custody fees ................................................           8,876
  Reports to shareholders .....................................           6,013
  Trustees' fees ..............................................           1,750
  Other expenses ..............................................              88
                                                                    -----------
    Total expenses ............................................         166,557
  Less: Expense reimbursement from adviser ....................        (166,557)
                                                                    -----------
    Net expenses ..............................................            --
                                                                    -----------
    Net investment income .....................................       1,123,323
                                                                    -----------

REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
  Net realized gain on investments ............................          35,487
  Net change in unrealized appreciation/
    depreciation on investments ...............................         747,736
                                                                    -----------
  Net gain on investments .....................................         783,223
                                                                    -----------
  Net increase in net assets resulting from operations ........     $ 1,906,546
                                                                    ===========


















                        See notes to financial statements
                                      - 7 -

                        PIA MUTUAL FUND PIA BBB BOND FUND
                      STATEMENTS OF CHANGES IN NET ASSETS



                                                        Year     Sept. 26, 2003*
                                                       Ended            to
                                                      Nov. 30,       Nov. 30,
                                                       2004            2003
                                                       ----            ----

OPERATIONS:
  Net investment income ......................    $  1,123,323     $      1,136
  Net realized gain (loss) on investments ....          35,487           (1,256)
  Net change in unrealized appreciation/
    depreciation on investments ..............         747,736           (1,208)
                                                  ------------     ------------
  Net increase (decrease) in net assets
    resulting from operations ................       1,906,546           (1,328)
                                                  ------------     ------------

DIVIDENDS PAID TO SHAREHOLDERS:
  Dividends from net investment income .......      (1,117,614)            --
                                                  ------------     ------------
FUND SHARE TRANSACTIONS:
  Net proceeds from shares sold ..............      51,607,771          200,000
  Dividends reinvested .......................         219,745             --
  Payment for shares redeemed ................      (3,587,069)            --
                                                  ------------     ------------
  Net increase in net assets from
    fund share transactions ..................      48,240,447          200,000
                                                  ------------     ------------
  Total increase in net assets ...............      49,029,379          198,672

NET ASSETS, BEGINNING OF PERIOD ..............         198,672             --
                                                  ------------     ------------
NET ASSETS, END OF PERIOD ....................    $ 49,228,051     $    198,672
                                                  ============     ============
UNDISTRIBUTED NET INVESTMENT INCOME ..........    $      6,845     $      1,136
                                                  ============     ============



TRANSACTIONS IN SHARES:
  Shares sold ................................       5,274,174           20,000
  Shares reinvested ..........................          22,117             --
  Shares redeemed ............................        (365,286)            --
                                                  ------------     ------------
  Net increase in shares outstanding .........       4,931,005           20,000
                                                  ============     ============

-----
* Commencement of operations.





                        See notes to financial statements
                                      - 8 -

                        PIA MUTUAL FUND PIA BBB BOND FUND
                NOTES TO FINANCIAL STATEMENTS - NOVEMBER 30, 2004


NOTE 1. ORGANIZATION
         PIA Mutual Fund (the "Trust") is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Trust was organized as a Massachusetts business trust on January 6, 1984 and consists of five portfolios: the OCM Gold Fund, the PIA Equity Fund, the PIA Short-Term Government Securities Fund, the PIA Total Return Bond Fund and the PIA BBB Bond Fund (collectively, the "Funds"), each of which has separate assets and liabilities and differing investment objectives. The investment objective for the PIA BBB Bond Fund (the "Fund") is to provide a total rate of return that approximates that of bonds rated within the BBB category by Standard and Poor's Rating Group and the Baa category by Moody's Investors Services. The Fund commenced operations on September 26, 2003. Only authorized investment advisory clients of Pacific Income Advisers, Inc. are eligible to invest in the PIA BBB Bond Fund.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES
         The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

         SECURITY VALUATION - Portfolio securities that are listed on national securities exchanges are valued at the last sale price as of the close of business of such securities exchanges, or, in the absence of recorded sales, at the average of readily available closing bid and ask prices on such exchanges. NASDAQ National Market(R) and SmallCap(R) securities are valued at the NASDAQ Official Closing Price ("NOCP"). If a NOCP is not issued for a given day, these securities are valued at the average of readily available closing bid and ask prices. Unlisted securities are valued at the average of the quoted bid and ask prices in the over-the-counter market. Debt securities (other than short-term obligations maturing in sixty days or less), including listed issues, are valued at market on the basis of valuations furnished by an independent pricing service which utilizes both dealer-supplied valuations and formula-based techniques. Short-term investments which mature in less than 60 days are valued at amortized cost (unless the Board of Trustees determines that this method does not represent fair value). Short-term investments which mature after 60 days are valued at market. Securities and other assets for which market quotations are not readily available are valued at fair value as determined in good faith by the investment adviser under procedures established by and under the general supervision and responsibility of the Trust's Board of Trustees. For each investment that is fair valued, the investment adviser considers, to the extent applicable, various factors including, but not limited to, the type of security, the financial condition of the company, comparable securities in the public market, the nature and duration of the cause for a quotation not being readily available and other relevant factors. There can be no assurance that the Fund could obtain the fair value assigned to a security if it was to sell the security at approximately the time at which the Fund determines its net asset value.
         REPURCHASE AGREEMENTS - The Fund may enter into repurchase agreements. A repurchase agreement transaction occurs when, at the time the Fund purchases a security, the Fund agrees to resell it to the vendor (normally a commercial bank or a broker-dealer) on an agreed upon date in the future. On a daily basis, the Fund's custodian monitors the value of the collateral, including accrued interest, to ensure it is at least equal to the amount owed to the Fund under each repurchase agreement. All collateral is held by the Fund's custodian.
         FEDERAL INCOME TAXES - It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to shareholders. Therefore, no provision for income taxes has been recorded.
         EXPENSES - The Fund is charged for those expenses that are directly attributable to the Fund, such as investment advisory and custodian fees. Expenses that are not directly attributable to the Fund are typically allocated among the Funds in proportion to their respective net assets.
         SECURITIES TRANSACTIONS AND INVESTMENT INCOME - Securities transactions are accounted for on a trade date basis. Discounts and premiums on securities purchased are amortized over the life of the respective security. Realized gains and losses on sales of securities are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis.
         DISTRIBUTIONS TO SHAREHOLDERS - Distributions to shareholders are recorded on the ex-dividend date. The Fund declares and pays dividends of net investment income, if any, monthly and distributes net realized gains, if any, annually. The amount and character of income and net realized gains to be distributed are determined in accordance with federal income tax rules and regulations, which may differ from accounting principles generally accepted in the United States of America. To the extent that these differences are attributable to permanent book and tax accounting differences, the components of net assets are adjusted.
         GUARANTEES AND INDEMNIFICATIONS - In the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims against the Fund that have not yet occurred. Based on experience, the Fund expects the risk of loss to be remote.

                        PIA MUTUAL FUND PIA BBB BOND FUND
          NOTES TO FINANCIAL STATEMENTS - NOVEMBER 30, 2004 (CONTINUED)


         USE OF ESTIMATES - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

NOTE 3. INVESTMENT ADVISORY AGREEMENT
         The Fund has an investment advisory agreement with Pacific Income Advisers, Inc. ("PIA" or the "Adviser"). Under the agreement, the Fund does not pay the Adviser a fee. However, investors in the Fund will be charged management fees by the Adviser and persons other than the Adviser. Clients of PIA pay PIA an investment advisory fee to manage their assets, including assets invested in the Fund. Participants in "wrap-fee" programs pay fees to the program sponsor, who in turn pays fees to the Adviser. For the year ended November 30, 2004, the Adviser received no investment advisory fees.
         For the year ended November 30, 2004, PIA voluntarily agreed to limit the total expenses of the Fund to an annual rate of 0.00% of average net assets. The Adviser may discontinue reimbursing the Fund at anytime but will not do so prior to November 30, 2005.

NOTE 4. DISTRIBUTION AGREEMENT AND PLAN
         The Trust has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended. The Plan authorizes the Fund to reimburse the distributor for marketing expenses incurred in distributing shares of each Fund, including the cost of printing sales material and making payments to dealers of the Fund's shares. For the year ended November 30, 2004 the Fund did not incur any such expenses.
         Syndicated Capital, Inc. serves as the Distributor of the Fund's shares. The President and sole shareholder of the Distributor is also a Trustee of the Trust. During the year ended November 30, 2004, the Distributor earned no commissions on sales of the Fund's capital stock.

NOTE 5. PURCHASES AND SALES OF SECURITIES
         Purchases and sales of investment securities (excluding short-term securities and U.S. government obligations) for the year ended November 30, 2004 were $51,346,191 and $4,789,869 respectively. Purchases and sales of U.S. government obligations for the period ended November 30, 2004 were $41,651,293 and $41,396,787, respectively.

NOTE 6. FEDERAL INCOME TAX INFORMATION
         At November 30, 2004, gross unrealized appreciation and depreciation of investments owned by the Fund, based on cost for federal income tax purposes were as follows:

        Cost of investments ......................    $ 48,001,007
                                                      ============
        Unrealized appreciation ..................    $    924,166
        Unrealized depreciation ..................        (190,721)
                                                      ------------
        Net unrealized appreciation
          on investments .........................    $    733,445
                                                      ============

         The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses in security transactions.
         The tax character of distributions paid during the fiscal years ended November 30, 2004 and 2003 was as follows:

                                              2004         2003
                                              ----         ----
              Ordinary income ...........   $1,117,614   $    --
              Net long-term capital gains         --          --
                                            ----------   ----------
              Total distributions .......   $1,117,614   $    --
                                            ==========   ==========

         Ordinary income distributions may include dividends paid from short-term capital gains.

                        PIA MUTUAL FUND PIA BBB BOND FUND
          NOTES TO FINANCIAL STATEMENTS - NOVEMBER 30, 2004 (CONTINUED)


         As of November 30, 2004 the components of accumulated earnings on a tax basis were as follows:

               Undistributed ordinary income ........   $ 54,159
               Undistributed long-term gains ........       --
                                                        --------
               Tax accumulated earnings .............     54,159
               Accumulated capital and other losses .       --
               Unrealized depreciation on investments    733,445
                                                        --------
               Total accumulated earnings ...........   $787,604
                                                        ========

   The Fund utilized $1,199 of its capital loss carryforwards during the year ended November 30, 2004.

NOTE 7. SUBSEQUENT EVENT
         At a special meeting of shareholders on December 23, 2004, the shareholders of the Fund, the PIA Short-Term Government Securities Fund, the PIA Total Return Bond Fund and the PIA Equity Fund (collectively, the "PIA Funds") approved the reorganization of the PIA Funds into corresponding series of the Advisors Series Trust effective on December 23, 2004.

NOTE 8. OTHER TAX INFORMATION (UNAUDITED)
         For the year ended November 30, 2004, none of the dividends paid from net investment income qualifies for the dividend received deduction available to corporate shareholders of the Fund. For shareholders in the Fund, none of the dividend income distributed for the year ended November 30, 2004 is designated as qualified dividend income under the Jobs and Growth Relief Act of 2003.





























                        See notes to financial statements
                                     - 11 -

                        PIA MUTUAL FUND PIA BBB BOND FUND
                              FINANCIAL HIGHLIGHTS



                                                      Year       Sept. 26, 2003*
                                                      Ended            to
                                                 Nov. 30, 2004    Nov. 30, 2003
                                                 -------------    -------------

PER SHARE OPERATING PERFORMANCE
(For a fund share outstanding throughout the period)

Net asset value, beginning of period ........     $    9.93      $   10.00
                                                  ---------      ---------

INCOME FROM INVESTMENT OPERATIONS:
Net investment income .......................          0.38           0.06
Net realized and unrealized loss
  on investments ............................          0.06          (0.13)
                                                  ---------      ---------
Total from investment operations ............          0.44          (0.07)
                                                  ---------      ---------

LESS DISTRIBUTIONS:
Dividends from net investment income ........         (0.43)          --
                                                  ---------      ---------

Net asset value, end of period ..............     $    9.94      $    9.93
                                                  =========      =========

TOTAL RETURN ................................          4.57%         (0.70)%(2)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's) ........     $  49,228      $     199
Ratio of expenses to average net assets:
  Net of waivers and reimbursements .........          0.00%          0.00%(1)
  Before waivers and reimbursements .........          0.72%        224.56%(1)
Ratio of net investment income (loss)
  to average net assets:
  Net of waivers and reimbursements .........          4.86%          3.16%(1)
  Before waivers and reimbursements .........          4.14%      (221.40)%(1)
Portfolio turnover rate .....................           202%            87%2


-------------
* Commencement of operations.
1 Annualized for periods less than one year.
2 Not annualized for periods less than one year.






                        See notes to financial statements
                                     - 12 -

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of PIA Mutual Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statement of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of PIA BBB Bond Fund, a series of PIA Mutual Fund (the "Trust") at November 30, 2004, the results of its operations for the year then ended, the changes in its net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 2004 by correspondence with the custodian, provide a reasonable basis for our opinion.




/s/ PRICEWATERHOUSECOOPERS LLP
------------------------------
PricewaterhouseCoopers LLP
Milwaukee, Wisconsin
January 25, 2005



















                        See notes to financial statements
                                     - 13 -

                                 PIA MUTUAL FUND
                                  BBB BOND FUND
    EXPENSE EXAMPLE - FOR THE SIX MONTHS ENDED NOVEMBER 30, 2004 (UNAUDITED)


         As a shareholder of the PIA BBB Bond Fund (the "Fund"), you incur two types of costs: (1) transaction costs; and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
         The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from June 1, 2004 to November 30, 2004 (the "period").

ACTUAL EXPENSES
         The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 equals 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid on your account during the period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
         The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.
         Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the table is useful in comparing the ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs could have been higher.


EXPENSES PAID DURING THE PERIOD
                            BEGINNING ACCOUNT   ENDING ACCOUNT         DURING THE
                                 VALUE              VALUE              PERIOD ENDED
                              JUNE 1, 2004     NOVEMBER 30, 2004    NOVEMBER 30, 2004*

Actual                         $1,000.00          $1,050.90              $0.00
Hypothetical
  (5% return before expenses)   1,000.00           1,025.00               0.00

------------
* Expenses are equal to the Fund's annualized expense ratio of 0.00% for the period, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

                                 PIA MUTUAL FUND
                               PIA BBB BOND FUND






                               PERFORMANCE RESULTS
                          YEAR ENDED NOVEMBER 30, 2004

AVERAGE ANNUAL TOTAL RETURNS                             VALUE ON 11/30/04
----------------------------                             -----------------
1 year       4.57%                              PIA BBB Bond Fund        $10,384
Inception    3.25%                              Lehman Brothers
                                                  Baa Credit Index       $10,589

                   $10,000 INVESTMENT MADE 9/26/03 (INCEPTION)

 [THE FOLLOWING TABLE WAS REPRESENTED AS A LINE GRAPH IN THE PRINTED MATERIAL.]

                      PIA BBB Bond Fund     Lehman Bros. Baa Credit Index
          9/26/03          10,000                       10,000
         11/30/03           9,930                        9,982
         11/30/04          10,384                       10,589

The returns shown include the reinvestment of all dividends, but do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is not indicative of future results.

The Lehman Brothers Baa Credit Index includes both corporate and non-corporate sectors. All issues must have one year to final maturity and have at least $250 million par value outstanding. Issues must be fixed rate and rated investment grade.

         A description of the Fund's proxy voting policies and procedures and a record of the Fund's proxy votes for the year ended June 30, 2004 are available without charge, upon request by calling toll free 1-800-251-1970 and on the Securities and Exchange Commission's (SEC) website at http://www.sec.gov.

         The Fund will file its complete schedule of investments with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q will be available on the EDGAR database on the SEC's website at http://www.sec.gov. These Forms may also be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information about the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.




INVESTMENTS BY SECTOR
AS A PERCENTAGE OF NET ASSETS

  [THE FOLLOWING TABLE WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL.]

                        Financial               24%
                        Communications          21%
                        Utilities               11%
                        Industrial              10%
                        Energy                   9%
                        Consumer Non-cylical     8%
                        Consumer Cylical         8%
                        Basic Materials          5%
                        Cash and Other Assets    3%
                        Government               1%

PIA MUTUAL FUND
TRUSTEES AND EXECUTIVE OFFICERS
         The overall management of the business and affairs of the Trust is vested with its Board of Trustees (the "Board"). The Board approves all significant agreements between the Trust and persons or companies furnishing services to it, including the agreements with the Advisor, Administrator, Custodian and Transfer Agent. The day-to-day operations of the Trust are delegated to its officers, subject to the Fund's investment objectives, strategies, and policies and to general supervision by the Board.
         The current Trustees and officers of the Trust, their birth dates and positions with the Trust, term of office with the Trust and length of time served, their business addresses and principal occupations during the past five years and other directorships held are set forth in the table below. Unless noted otherwise, each person has held the position listed for a minimum of five years.


INDEPENDENT TRUSTEES OF THE TRUST
---------------------------------------------------------------------------------------------------------------------
                                             TERM OF OFFICE
                            POSITION HELD    AND LENGTH OF    PRINCIPAL OCCUPATION
NAME, ADDRESS AND AGE       WITH THE TRUST   TIME SERVED      DURING PAST FIVE YEARS     OTHER DIRECTORSHIPS HELD
---------------------       --------------   -----------      ----------------------     ------------------------
WALTER E. AUCH*             Trustee          Indefinite       Management Consultant      Director, Nicholas-Applegate
2020 E. Financial Way                        term since                                  Funds, Citigroup Funds,
Glendora, CA 91741                           February 1997                               Pimco Advisors LLP and
(born 1921)                                                                              Senele Group.

DONALD E. O'CONNOR*         Trustee          Indefinite       Financial Consultant;      Independent Director,
2020 E. Financial Way                        term since       formerly Executive         The Forward Funds.
Glendora, CA 91741                           February 1997    Vice President and Chief
(born 1936)                                                   Operating Officer of ICI
                                                              Mutual Insurance Company
                                                              (until January 1997).

GEORGE T. WOFFORD III*      Trustee          Indefinite       Senior Vice President,     None
2020 E. Financial Way                        term since       Information Services,
Glendora, CA 91741                           February 1997    Federal Home Loan Bank
(born 1939)                                                   of San Francisco.

JAMES CLAYBURN LAFORCE*     Trustee          Indefinite       Dean Emeritus, John E.     Director, The Payden & Rygel
2020 E. Financial Way                        term since       Anderson Graduate School   Investment Group, The
Glendora, CA 91741                           May 2002         of Management, University  Metzler/Payden Investment
(born 1927)                                                   of California,             Group, PIC Investment Trust, PIC
                                                              Los Angeles.               Small Cap Portfolio, PIC Balanced
                                                                                         Portfolio, PIC Growth
                                                                                         Portfolio, PIC Mid Cap Portfolio,
                                                                                         BlackRock Funds, Jacobs Engineering,
                                                                                         Arena Pharmaceuticals, Cancervax.

GEORGE J. REBHAN*           Trustee          Indefinite       Retired; formerly          Trustee, E*TRADE Funds.
2020 E. Financial Way                        term since       President, Hotchkis and
Glendora, CA 91741                           May 2002         Wiley Funds (mutual funds)
(born 1934)                                                   from 1985 to 1993.










                                     - 16 -


INTERESTED TRUSTEE OF THE TRUST
---------------------------------------------------------------------------------------------------------------------
                                             TERM OF OFFICE
                            POSITION HELD    AND LENGTH OF    PRINCIPAL OCCUPATION
NAME, ADDRESS AND AGE       WITH THE TRUST   TIME SERVED      DURING PAST FIVE YEARS     OTHER DIRECTORSHIPS HELD
---------------------       --------------   -----------      ----------------------     ------------------------

ERIC M. BANHAZL**           Trustee          Indefinite       Senior Vice President,               None
2020 E. Financial Way                        term since       U.S. Bancorp Fund Services,
Glendora, CA 91741                           February 1997    LLC since July 2001; Treasurer,
(born 1957)                                                   Investec Funds; formerly,
                                                              Executive Vice President,
                                                              Investment Company Administration, LLC;
                                                              ("ICA") (mutual fund administrator
                                                              and the Fund's former administrator).

OFFICERS OF THE TRUST
---------------------------------------------------------------------------------------------------------------------
ERIC M. BANHAZL**           President,       Indefinite       Senior Vice President, U.S.          None
2020 E. Financial Way       Interested       term since       Bancorp Fund Services, LLC since July
Glendora, CA 91741          Trustee          February 1997    2001; Treasurer, Investec Funds;
(born 1957)                                                   formerly, Executive Vice President,
                                                              Investment Company Administration, LLC;
                                                              ("ICA") (mutual fund administrator
                                                              and the Fund's former administrator).

DOUGLAS G. HESS             Treasurer        Indefinite       Vice President, Compliance and       None
615 East Michigan St.                        term since       Administration, U.S. Bancorp Fund
Milwaukee, WI 53202                          June 2003        Services, LLC since March 1997.
(born 1967)

RODNEY A. DEWALT            Secretary        Indefinite       Legal and Compliance                 None
615 East Michigan St.                        term since       Administrator, U.S. Bancorp
Milwaukee, WI 53202                          December         Fund Services, LLC since
(born 1967)                                  2003             January 2003; Thrivent Financial
                                                              for Lutherans from
                                                              2000 to 2003; Attorney, Private
                                                              Practice from 1997 to 2000.


-------------
* Denotes those Trustees of the Trust who are not "interested persons" of the Trust as defined under the 1940 Act ("Independent Trustees").
** Denotes Trustee who is an "interested person" of the Trust under the 1940 Act. Mr. Banhazl is an interested person of the Trust by virtue of his position as President of the Trust. He is also an officer of U.S. Bancorp Fund Services, LLC, the administrator for the Fund. U.S. Bancorp Fund Services, LLC is an affiliate of Quasar Distributors, LLC, the Fund's distributor.

                                 PIA Mutual Fund
                                Distributed by:

                            Syndicated Capital, Inc.
                          1299 Ocean Avenue, Suite 210
                             Santa Monica, CA 90401

ITEM 2.  CODE OF ETHICS.

The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party. A copy of this code of ethics is attached hereto as Exhibit (a)

There have been no amendments to the Registrant's Code of Ethics during the reporting period for this Form N-CSR. There have also been no waivers granted by the Registrant to individuals covered by the Registrant's Code of Ethics during the reporting period for this Form N-CSR.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

The Registrant's Board of Trustees has determined that it does not have an "audit committee financial expert" serving on its audit committee. While the Registrant believes that each of the members of its audit committee has sufficient knowledge of accounting principles and financial statements to serve on the audit committee, none has the requisite experience to qualify as an "audit committee financial expert" as such item is defined by the Securities and Exchange Commission.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the Registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements are listed below.

                          Fiscal year ended        Fiscal year ended
                          November 30, 2004        November 30, 2003
Audit Fees                    $87,500                   $74,800
Audit-Related Fees               $0                        $0
Tax Fees                      $22,750                   $21,000
All Other Fees                   $0                        $0

The Registrant's audit committee has adopted an Audit Committee Charter that requires that the Audit Committee review the scope and plan of the registered public accounting firm's annual and interim examinations, approve the services (other than the annual audit) to be performed for the Registrant by the independent public accountants and approve the fees and other compensation payable to the independent accountants. During the fiscal years ended November 30, 2004 and 2003, all of the audit and non-audit services provided by the Registrant's principal accountant were pre-approved by the audit committee.

(f) None.

(g) None.

(h) Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable.

ITEM 6.  SCHEDULE OF INVESTMENTS

The schedules of investments in securities in unaffiliated issuers are included as part of the reports to shareholders filed under Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable.

ITEM 10.  SUBMISSIONS OF MATTERS TO A VOTE OF SECURITY HOLDERS

None.

ITEM 11.  CONTROLS AND PROCEDURES.

The registrant's certifying officers have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-2 under the Investment Company Act of 1940 (the "Act")) are effective in design and operation and are sufficient to form the basis of the certifications required by Rule 30a-2 under the Act, based on their evaluation of these disclosure controls and procedures within 90 days of the filing date of this report on Form N-CSR.

ITEM 12.  EXHIBITS.

(a)(1) Code of Ethics - Filed as an attachment to this filing.

(a)(2) Certification for each principal executive and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2(a)) - Filed as an attachment to this filing.

(b) Certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) - Filed as an attachment to this filing.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

OCM Mutual Fund

By: /s/ Gregory M. Orrell
    ----------------------
         Gregory M. Orrell
         President

Date: February 4, 2005


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ Gregory M. Orrell
    ---------------------
         Gregory M. Orrell
         President

Date: February 4, 2005


By: /s/ Jacklyn Orrell
    ------------------
         Jacklyn Orrell
         Secretary and Treasurer

Date: February 4, 2005